UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016 – April 30, 2017

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2017

Vanguard International Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard International Value Fund returned 11.50% for the six months ended April 30, 2017. The fund surpassed its benchmark’s result and the average return of its peers.

• The fund’s three advisors primarily invest in undervalued stocks from the developed markets of Europe and the Pacific region as well as emerging markets.

• The fund’s European portfolio performed best, returning more than 16%, a result superior to that of the benchmark’s European stocks. By country, the biggest contribution came from the United Kingdom, where the British pound rebounded a bit from its post-Brexit decline, benefiting U.S.-based investors. The fund’s holdings in France, Germany, and Switzerland also outperformed.

• Results from the Pacific region and emerging markets were also positive but more modest.

• In terms of relative performance, the fund’s stock selections in the consumer discretionary, financial, and health care sectors were the top contributors. Stock selection was weakest in information technology.

Total Returns: Six Months Ended April 30, 2017
		Total
		Returns
Vanguard International Value Fund		11.50%
MSCI All Country World Index ex USA		10.37
International Funds Average		10.62
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.43%	1.34%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: International Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

2

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

3

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

4

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

5

Advisors’ Report

For the six months ended April 30, 2017, Vanguard International Value Fund returned 11.50%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 19, 2017.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	3,393	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	34	3,016	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	26	2,275	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its valuation-focused process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	1	121	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

6

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA,

Managing Director

International equity markets rose sharply over the six months. This strong performance was realized despite several geopolitical events, such as the United Kingdom’s referendum on whether to leave the European Union and the U.S. presidential election, which brought surprising outcomes. Both were initially received poorly by investors but ultimately were assessed more favorably. Additionally, a cyclical market rotation to lower-quality stocks that began in the second half of 2016 continued through January of this year. In more recent months, stocks reverted to being driven by more traditional fundamentals.

During the period, our holdings in the information technology, financial, and industrial sectors outperformed, while those in telecommunication services, utilities, and real estate lagged.

Our stock selection in industrials was the biggest driver of our portfolio’s relative returns. British companies exposed to U.S. construction and infrastructure spending, such as Ashtead Group, a construction-equipment rental business, and Wolseley, a distributor of heating and plumbing products, rallied on the back of Donald Trump’s victory.

Swedish lock manufacturer Assa Abloy outperformed on strong results, driven by increased demand for electromechanical and digital products.

Stock selection in the consumer sectors was also beneficial. French automobile-parts manufacturer Valeo rose on strong results. Unilever, an Anglo/Dutch personal consumer-goods company, rallied on the news that U.S.-based Kraft Heinz approached it to merge. Although Unilever declined the proposal, management announced a review of options to unlock further shareholder value. Lastly, the portfolio’s overweight to the information technology sector helped relative returns.

Most of our underperformance was driven by the portfolio’s lower-than-benchmark allocation to the strong-performing financial sector, where we remain underweighted, in particular to European banks because of the numerous risks still pervasive in the sector.

Elsewhere, the portfolio’s higher-than-benchmark allocation to telecommunication services detracted from relative returns, although this was almost entirely offset by strong stock selection. Stock selection in utilities also hurt relative returns as shares of Brazilian water utility SABESP declined over concerns about the state regulator’s tariff review. In materials, stock selection detracted, with shares of Anglo-Australian miner BHP falling as an employee strike halted production at one of its Chilean copper mines.

7

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

Market levels rose strongly over the half year, led primarily by returns in Europe. This was likely in part because of the elections in Italy, the Netherlands and France, where extremist and anti-European Union parties have been unable to deliver the electoral success that markets feared. As a consequence, concerns about the potential stability of the euro and, hence, the European financial system, have partially abated.

The three main sector concentrations in our portfolio continue to be energy, health care, and banks, reflecting the opportunities we see in the negative sentiments surrounding each.

Despite the recent weakness in energy, we did not add to our exposure, given the performance of our previous positions. However, if we see further softness in energy company share prices, we may consider doing so.

The health care sector was affected by the rhetoric of the U.S. presidential campaign, which brought attention to some notorious examples of price gouging. This negative outlook was partially reversed after Donald Trump’s election, and although not directly relevant to the European holdings of Roche, AstraZeneca, Novartis, and Sanofi, they nevertheless reacted positively.

We continue to believe there is value in bank share prices. We initiated a position in Bank Negara Indonesia and added to positions in Banco Bilbao Vizcaya Argentaria. It is difficult to predict when yield curves will become more supportive of making profitable loans, but we are convinced this is the direction they will travel, with profit levels beginning to recover. Bank shares have started to anticipate this, and share price performance has improved.

Our main sales were in shares of Toyota; appreciation had pushed the price higher, but our concerns over sales volumes and potential financing issues made the risk–reward calculation much less appealing. On the other hand, we established a position in Chinese search company Baidu, which returned to an attractive range after a period when concerns over strategy and competition had led to share price softness.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and

Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets rose during the period. Favorable market drivers included signs of a global economic recovery and Chinese stabilization, along with rising earnings expectations in Europe and emerging markets.

8

ARGA seeks to generate superior long-term returns by investing in companies that trade at discounts to their intrinsic values because of transitory stress from macro, regulatory, country, industry, or company factors—and then profit when those valuations recover.

Strict adherence to our valuation-based investment approach was rewarded during the six months, as stress receded and valuations recovered for many of our portfolio’s holdings. Strong absolute performance was broad-based, with almost all sectors and regions contributing. Favorable performance drivers were largely company-specific.

Our research process identified attractive valuation opportunities for a number of individual companies, leading in aggregate to large exposure increases in financial services and emerging markets.

Our screening process judged that financial companies were cheap for much of 2016. We refrained from initiating positions then because our research showed that many European and other banks needed to raise additional capital. Toward the end of the year and into 2017, those capital increases were largely complete. We initiated positions in a number of European banks and other financial institutions with still-attractive stock valuations.

In summer 2016, we took profits in many of our emerging-market holdings whose valuations had grown less compelling as their share prices rose. Our research over the last six months uncovered a generally new set of attractively valued emerging-market companies with strong underlying businesses and competitive positions. We again increased the portfolio’s exposure in those markets. Although emerging markets broadly outpaced developed markets in 2016, their company valuation opportunities persisted. This was largely a result of the prior—almost unprecedented—five-year period when stocks of economically sensitive emerging-market businesses performed poorly.

To fund our expanded exposures, we exited several Japanese and energy positions whose valuations had become less attractive as those share prices rose.

We continue to find many attractively valued companies undergoing transitory stress that are likely to profitably recover, generating strong future returns for investors.

9

International Value Fund

Fund Profile
As of April 30, 2017

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	156	1,852
Median Market Cap	$34.2B	$32.7B
Price/Earnings Ratio	27.7x	20.0x
Price/Book Ratio	1.5x	1.7x
Return on Equity	8.7%	13.6%
Earnings Growth
Rate	5.7%	6.3%
Dividend Yield	2.6%	2.9%
Turnover Rate
(Annualized)	42%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.43%	—
Short-Term Reserves	1.9%	—

Sector Diversification (% of equity exposure)

		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	14.3%	11.4%
Consumer Staples	6.6	9.9
Energy	9.7	6.6
Financials	23.2	23.3
Health Care	8.7	8.1
Industrials	13.1	12.0
Information Technology	13.1	10.1
Materials	2.0	7.9
Real Estate	1.7	3.2
Telecommunication Services	6.1	4.4
Utilities	1.5	3.1

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.95
Beta	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Novartis AG	Pharmaceuticals	2.0%
Royal Dutch Shell plc	Integrated Oil & Gas	1.8
BP plc	Integrated Oil & Gas	1.7
Baidu Inc.	Internet Software &
	Services	1.7
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	1.6
TOTAL SA	Integrated Oil & Gas	1.6
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.6
DBS Group Holdings Ltd. Diversified Banks		1.4
Roche Holding AG	Pharmaceuticals	1.4
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.3
Top Ten		16.1%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratio was 0.41%.

10

International Value Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	18.6%	12.4%
France	7.0	7.3
Germany	5.5	6.7
Switzerland	5.3	6.1
Spain	3.3	2.4
Finland	1.5	0.7
Sweden	1.3	2.1
Netherlands	1.3	2.5
Belgium	1.1	0.8
Norway	1.1	0.4
Other	1.6	3.4
Subtotal	47.6%	44.8%
Pacific
Japan	22.1%	16.1%
South Korea	3.5	3.5
Hong Kong	3.4	2.5
Singapore	2.0	0.9
Australia	1.2	5.2
Subtotal	32.2%	28.2%
Emerging Markets
China	3.7%	6.4%
Brazil	2.0	1.7
Indonesia	1.5	0.6
Taiwan	2.2	2.9
Turkey	1.2	0.3
Thailand	1.1	0.5
Russia	1.0	0.9
Other	2.0	6.7
Subtotal	14.7%	20.0%
North America
United States	3.6%	0.0%
Canada	1.9	6.6
Subtotal	5.5%	6.6%
Middle East
Other	0.0%	0.4%

11

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	13.46%	5.20%	1.21%

See Financial Highlights for dividend and capital gains information.

12

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.7%)[1]
Australia (0.9%)
BHP Billiton Ltd.	3,179,140	56,601
QBE Insurance Group Ltd.	2,248,872	21,607
		78,208
Belgium (1.0%)
Anheuser-Busch InBev SA	592,931	66,865
KBC Group NV	358,256	25,890
		92,755
Brazil (2.0%)
BB Seguridade
Participacoes SA	5,884,500	55,414
* Petroleo Brasileiro
SA ADR	3,731,900	33,625
Estacio Participacoes SA	5,634,800	31,653
* Cia de Saneamento
Basico do Estado
de Sao Paulo	2,855,800	26,335
Cielo SA	3,323,920	25,238
* Petroleo Brasileiro
SA ADR Preference
Shares	163,340	1,426
		173,691
Canada (1.8%)
Canadian Natural
Resources Ltd.	2,054,300	65,434
Suncor Energy Inc.	1,649,700	51,701
Canadian National
Railway Co.	608,900	44,013
		161,148
China (3.5%)
* Baidu Inc. ADR	848,100	152,853
Tencent Holdings Ltd.	3,262,400	102,222
Lenovo Group Ltd.	50,174,000	32,078
* Alibaba Group Holding
Ltd. ADR	204,100	23,574
		310,727

Denmark (0.4%)
	Carlsberg A/S Class B	355,937	35,516

Finland (1.5%)
*	Sampo Oyj Class A	1,452,558	69,516
	Nokia Oyj	10,546,558	60,293
			129,809
France (6.6%)
	TOTAL SA	2,715,831	139,412
	Sanofi	1,073,339	101,424
	BNP Paribas SA	1,340,391	94,601
*	Valeo SA	1,125,470	80,989
	Vinci SA	761,177	64,882
*	ArcelorMittal	4,031,966	31,685
	Cie Generale des
	Etablissements Michelin	219,700	28,737
^	AXA SA	857,109	22,868
	Engie SA	965,914	13,619
			578,217
Germany (5.1%)
	SAP SE	845,742	84,715
*	Commerzbank AG	8,441,270	82,754
	Bayer AG	433,237	53,606
	E.ON SE	6,285,881	49,001
*	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	249,902	47,911
	Bayerische Motoren
	Werke AG	478,119	45,680
	Continental AG	167,728	37,571
	Fresenius Medical Care
	AG & Co. KGaA	323,687	28,733
	Siemens AG	165,421	23,729
			453,700
Hong Kong (3.3%)
	Galaxy Entertainment
	Group Ltd.	18,827,000	104,593

13

International Value Fund

		Market
		Value•
	Shares	($000)
CK Hutchison Holdings
Ltd.	5,040,692	62,945
Swire Pacific Ltd.
Class A	6,451,850	62,214
Melco Resorts
& Entertainment Ltd.
ADR	1,917,100	42,080
Li & Fung Ltd.	38,162,000	15,980
		287,812
India (0.8%)
ICICI Bank Ltd. ADR	7,834,900	67,145

Indonesia (1.4%)
Telekomunikasi
Indonesia Persero
Tbk PT ADR	2,078,638	68,075
Bank Negara Indonesia
Persero Tbk PT	119,284,300	56,959
		125,034
Ireland (0.3%)
* Ryanair Holdings plc ADR	315,754	29,027

Italy (0.8%)
* UniCredit SPA	2,889,116	47,042
Banca Mediolanum SPA	3,097,047	23,689
		70,731
Japan (21.1%)
SoftBank Group Corp.	1,898,900	144,037
Sumitomo Mitsui
Financial Group Inc.	3,699,200	137,354
Panasonic Corp.	8,435,300	100,871
Nidec Corp.	1,049,000	96,250
Nippon Telegraph
& Telephone Corp.	2,141,800	91,788
Omron Corp.	2,189,200	91,656
East Japan Railway Co.	941,200	84,466
Daiwa House Industry
Co. Ltd.	2,719,500	80,848
Japan Tobacco Inc.	2,295,300	76,378
Mitsubishi Corp.	3,537,200	76,333
Nomura Holdings Inc.	12,169,400	73,134
Sumitomo Mitsui Trust
Holdings Inc.	2,118,800	72,581
Sumitomo Electric
Industries Ltd.	4,439,000	72,497
Takashimaya Co. Ltd.	7,429,000	68,406
Hino Motors Ltd.	5,343,800	67,050
Makita Corp.	1,764,400	62,953
DeNA Co. Ltd.	2,726,500	58,449
Ryohin Keikaku Co. Ltd.	246,900	55,676
Sony Corp.	1,291,600	44,320
Seven & i Holdings
Co. Ltd.	994,783	42,014
JFE Holdings Inc.	2,146,400	36,610

KDDI Corp.	1,380,000	36,589
Tokyo Electron Ltd.	259,500	31,502
FANUC Corp.	130,300	26,528
Honda Motor Co. Ltd.	827,700	24,091
Dentsu Inc.	407,600	23,008
Astellas Pharma Inc.	1,625,500	21,436
Daiwa Securities Group
Inc.	3,414,000	20,769
Toyota Motor Corp.	345,709	18,710
Yamato Kogyo Co. Ltd.	701,000	17,534
		1,853,838
Netherlands (1.2%)
Wolters Kluwer NV	1,521,063	64,545
Aegon NV	5,169,405	26,384
Gemalto NV	271,096	15,178
		106,107
Norway (1.0%)
Statoil ASA	2,719,818	44,792
Telenor ASA	2,296,675	37,100
TGS Nopec Geophysical
Co. ASA	470,284	10,253
		92,145
Other (0.4%)
2 Vanguard FTSE All-World
ex-US ETF	718,406	35,080

Philippines (0.3%)
Alliance Global Group
Inc.	75,827,000	22,462

Russia (1.0%)
Gazprom PJSC ADR
(London Shares)	9,420,057	44,722
Lukoil PJSC ADR	385,850	19,152
Mobile TeleSystems
PJSC ADR	1,816,647	18,748
Gazprom PJSC ADR	740,167	3,509
		86,131
Singapore (1.9%)
DBS Group Holdings Ltd.	8,958,700	123,723
Genting Singapore plc	58,872,000	46,906
		170,629
South Africa (0.8%)
* Sanlam Ltd.	7,725,510	41,026
Mr Price Group Ltd.	1,423,313	16,731
* Nampak Ltd.	10,159,532	13,607
		71,364
South Korea (3.3%)
Samsung Electronics
Co. Ltd.	39,106	76,664
SK Hynix Inc.	1,222,581	57,918
LG Electronics Inc.	864,991	52,508
E-MART Inc.	178,078	35,970
Hana Financial Group Inc.	984,207	33,803

14

International Value Fund

		Market
		Value•
	Shares	($000)
Shinhan Financial Group
Co. Ltd.	561,096	23,427
Hyundai Home Shopping
Network Corp.	125,479	13,454
		293,744
Spain (3.2%)
^ Banco Santander SA	9,848,652	64,183
Banco Bilbao Vizcaya
Argentaria SA	7,576,533	60,700
Telefonica SA	5,419,820	59,943
Banco de Sabadell SA	28,956,274	55,695
Red Electrica Corp. SA	1,967,251	38,340
		278,861
Sweden (1.2%)
*,^ Assa Abloy AB Class B	3,186,098	68,963
Swedbank AB Class A	1,741,427	41,272
		110,235
Switzerland (5.1%)
Novartis AG	2,238,879	172,360
Roche Holding AG	457,969	119,834
* Adecco Group AG	1,221,508	90,760
Credit Suisse Group AG	2,335,158	35,614
Cie Financiere
Richemont SA	333,220	27,843
* GAM Holding AG	446,196	5,718
		452,129
Taiwan (2.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	18,385,704	118,439
Silicon Motion
Technology Corp. ADR	1,412,526	68,578
		187,017
Thailand (1.0%)
Bangkok Bank PCL	13,166,800	68,251
Kasikornbank PCL
(Foreign)	4,177,000	22,321
		90,572
Turkey (1.2%)
* Turkcell Iletisim
Hizmetleri AS	15,942,479	55,778
* KOC Holding AS	5,171,490	24,305
* Turkiye Halk Bankasi AS	6,486,202	21,505
		101,588
United Kingdom (18.0%)
Royal Dutch Shell plc
Class A
(Amsterdam Shares)	4,237,202	110,485
Prudential plc	4,628,401	102,722
British American
Tobacco plc	1,415,211	95,617
Shire plc	1,494,652	88,123
AstraZeneca plc	1,396,938	83,662
BP plc ADR	2,362,200	81,071

	Carnival plc	1,300,298	80,141
	Unilever plc	1,529,632	78,697
*	Tesco plc	30,615,060	72,656
	BP plc	12,540,598	71,790
	Rolls-Royce Holdings plc	5,992,677	62,992
	Compass Group plc	2,928,475	59,128
	Wolseley plc	845,227	53,720
	Royal Dutch Shell plc
	Class A	1,998,307	51,893
*	Royal Bank of Scotland
	Group plc	14,611,000	50,162
	HSBC Holdings plc	5,877,471	48,468
	Whitbread plc	926,618	48,413
	Barclays plc	15,923,984	43,607
	RELX NV	2,149,707	43,585
	London Stock Exchange
	Group plc	890,354	39,012
3	Worldpay Group plc	10,024,383	38,930
	Associated British Foods
	plc	1,068,968	38,920
	Lloyds Banking Group
	plc	40,236,676	36,154
	Ashtead Group plc	1,596,507	33,680
*	Standard Chartered plc	2,469,312	23,077
	Kingfisher plc	4,592,434	20,317
^	Petrofac Ltd.	1,590,239	16,760
	GlaxoSmithKline plc	392,147	7,893
			1,581,675
United States (3.5%)
	Accenture plc Class A	588,690	71,408
	Aon plc	478,055	57,290
	Medtronic plc	632,585	52,561
*	Michael Kors Holdings
	Ltd.	1,231,200	45,961
	Signet Jewelers Ltd.	48,754	3,210
*,^	Weatherford
	International plc	12,813,002	73,931
			304,361
Total Common Stocks
(Cost $8,079,070)			8,431,458

15

International Value Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (4.6%)[1]
Money Market Fund (4.4%)
[4,5] Vanguard Market
Liquidity Fund,
1.034%	3,892,756	389,353

	Face
	Amount
	($000)

U.S. Government and Agency Obligations (0.2%)
6	United States Treasury Bill,

	0.646%, 5/18/17	400	400
	United States Treasury Bill,
	0.618%, 5/25/17	1,200	1,199
	United States Treasury Bill,
	0.516%–0.713%, 6/1/17	4,000	3,998
6	United States Treasury Bill,
	0.593%, 7/13/17	3,500	3,495
6	United States Treasury Bill,
	0.602%, 7/20/17	3,000	2,995
			12,087
Total Temporary Cash Investments
(Cost $401,433)			401,440
Total Investments (100.3%)
(Cost $8,480,503)			8,832,898
Other Assets and Liabilities (-0.3%)
Other Assets[7]			193,168
Liabilities [5]			(220,807)
			(27,639)
Net Assets (100%)
Applicable to 250,090,833 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			8,805,259
Net Asset Value Per Share			$35.21

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,408,465
Affiliated Vanguard Funds	424,433
Total Investments in Securities	8,832,898
Investment in Vanguard	587
Receivables for Investment
Securities Sold	124,108
Receivables for Accrued Income	48,128
Receivables for Capital Shares Issued	7,131
Other Assets[7]	13,214
Total Assets	9,026,066
Liabilities
Payables for Investment Securities
Purchased	39,282
Collateral for Securities on Loan	134,760
Payables to Investment Advisor	3,703
Payables for Capital Shares Redeemed	24,353
Payables to Vanguard	17,178
Other Liabilities	1,531
Total Liabilities	220,807
Net Assets	8,805,259

16

International Value Fund

At April 30, 2017, net assets consisted of:

Amount
($000)

Paid-in Capital	8,533,239
Undistributed Net Investment Income	48,172
Accumulated Net Realized Losses	(133,335)
Unrealized Appreciation (Depreciation)
Investment Securities	352,395
Futures Contracts	2,050
Forward Currency Contracts	2,941
Foreign Currencies	(203)
Net Assets	8,805,259

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $128,642,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.9% and 3.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the value of this security represented 0.4% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $134,760,000 of collateral received for securities on loan.
6 Securities with a value of $5,741,000 have been segregated as initial margin for open futures contracts.
7 Cash of $410,000 has been segregated as initial margin for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	103,455
Interest[2]	1,529
Securities Lending—Net	1,666
Total Income	106,650
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,889
Performance Adjustment	307
The Vanguard Group—Note C
Management and Administrative	8,142
Marketing and Distribution	709
Custodian Fees	465
Shareholders’ Reports	102
Trustees’ Fees and Expenses	7
Total Expenses	16,621
Net Investment Income	90,029
Realized Net Gain (Loss)
Investment Securities Sold[2]	148,840
Futures Contracts	17,978
Foreign Currencies and Forward Currency Contracts	(11,889)
Realized Net Gain (Loss)	154,929
Change in Unrealized Appreciation (Depreciation)
Investment Securities	657,256
Futures Contracts	(536)
Foreign Currencies and Forward Currency Contracts	7,005
Change in Unrealized Appreciation (Depreciation)	663,725
Net Increase (Decrease) in Net Assets Resulting from Operations	908,683

1 Dividends are net of foreign withholding taxes of $10,395,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $379,000, $1,448,000, and $39,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,029	175,609
Realized Net Gain (Loss)	154,929	(244,554)
Change in Unrealized Appreciation (Depreciation)	663,725	25,943
Net Increase (Decrease) in Net Assets Resulting from Operations	908,683	(43,002)
Distributions
Net Investment Income	(177,656)	(158,648)
Realized Capital Gain	—	—
Total Distributions	(177,656)	(158,648)
Capital Share Transactions
Issued	582,519	1,245,725
Issued in Lieu of Cash Distributions	167,200	150,128
Redeemed	(548,300)	(1,252,986)
Net Increase (Decrease) from Capital Share Transactions	201,419	142,867
Total Increase (Decrease)	932,446	(58,783)
Net Assets
Beginning of Period	7,872,813	7,931,596
End of Period[1]	8,805,259	7,872,813

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $48,172,000 and $139,918,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.30	$33.22	$36.87	$37.12	$29.78	$28.98
Investment Operations
Net Investment Income	. 361.721		. 669	. 977[1]	.757	.804
Net Realized and Unrealized Gain (Loss)
on Investments	3.275	(.979)	(3.373)	(.530)	7.402	.838
Total from Investment Operations	3.636	(.258)	(2.704)	.447	8.159	1.642
Distributions
Dividends from Net Investment Income	(.726)	(. 662)	(. 946)	(. 697)	(. 819)	(. 842)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.726)	(. 662)	(. 946)	(. 697)	(. 819)	(. 842)
Net Asset Value, End of Period	$35.21	$32.30	$33.22	$36.87	$37.12	$29.78

Total Return[2]	11.50%	-0.67%	-7.43%	1.20%	27.94%	6.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,805	$7,873	$7,932	$8,271	$8,028	$6,465
Ratio of Total Expenses to
Average Net Assets[3]	0.41%	0.43%	0.46%	0.44%	0.43%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.29%	1.95%	2.64%[1]	2.24%	2.77%
Portfolio Turnover Rate	42%	30%	36%	37%	52%	53%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.03%, 0.04%, 0.03%, 0.01%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A.The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

21

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and

22

International Value Fund

entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the MSCI All County World Index ex USA for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on

23

International Value Fund

performance relative to the MSCI All County World Index ex USA for the preceding three years. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All County World Index ex USA since October 31, 2012.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $307,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $587,000, representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,228,940	7,202,518	—
Temporary Cash Investments	389,353	12,087	—
Futures Contracts—Assets[1]	115	—	—
Futures Contracts—Liabilities[1]	(168)	—	—
Forward Currency Contracts—Assets	—	4,304	—
Forward Currency Contracts—Liabilities	—	(1,363)	—
Total	1,618,240	7,217,546	—
1 Represents variation margin on the last day of the reporting period.

24

International Value Fund

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $134,107,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $131,550,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At April 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	115	4,304	4,419
Other Liabilities	(168)	(1,363)	(1,531)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	17,978	—	17,978
Forward Currency Contracts	—	(7,770)	(7,770)
Realized Net Gain (Loss) on Derivatives	17,978	(7,770)	10,208

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(536)	—	(536)
Forward Currency Contracts	—	5,910	5,910
Change in Unrealized Appreciation (Depreciation) on Derivatives	(536)	5,910	5,374

At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2017	1,218	46,528	1,667
Topix Index	June 2017	174	23,883	(226)
S&P ASX 200 Index	June 2017	208	22,995	680
FTSE 100 Index	June 2017	58	5,376	(71)
				2,050

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

International Value Fund

At April 30, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	6/21/17	EUR	81,280	USD	87,029	1,750
Toronto Dominion Securities	6/13/17	JPY	4,861,344	USD	42,860	827
Toronto Dominion Securities	6/20/17	AUD	55,623	USD	41,979	(367)
Toronto Dominion Securities	6/21/17	GBP	8,858	USD	10,789	702
Bank of America, N.A.	6/21/17	EUR	2,910	USD	3,126	52
Barclays Bank plc	6/21/17	EUR	2,772	USD	2,956	72
Citibank, N.A.	6/13/17	JPY	312,200	USD	2,734	72
BNP Paribas	6/20/17	AUD	3,161	USD	2,386	(21)
BNP Paribas	6/21/17	EUR	2,078	USD	2,226	43
Goldman Sachs International	6/20/17	AUD	1,899	USD	1,436	(15)
Deutsche Bank AG	6/13/17	JPY	150,450	USD	1,360	(8)
Barclays Bank plc	6/20/17	AUD	1,716	USD	1,295	(12)
JPMorgan Chase Bank N.A.	6/13/17	JPY	134,677	USD	1,186	24
Morgan Stanley Capital Services LLC	6/21/17	GBP	510	USD	623	38
BNP Paribas	6/21/17	GBP	292	USD	355	23
Barclays Bank plc	6/21/17	GBP	217	USD	270	11
Deutsche Bank AG	6/21/17	USD	31,369	EUR	29,048	(358)
JPMorgan Chase Bank N.A.	6/20/17	USD	23,346	AUD	30,334	653
BNP Paribas	6/13/17	USD	18,010	JPY	2,009,930	(52)
Morgan Stanley Capital Services LLC	6/21/17	USD	12,639	EUR	11,643	(78)
Goldman Sachs International	6/21/17	USD	8,165	EUR	7,614	(151)
JPMorgan Chase Bank N.A.	6/13/17	USD	6,942	JPY	774,000	(13)
Goldman Sachs International	6/21/17	USD	5,389	GBP	4,326	(223)
Goldman Sachs International	6/20/17	USD	1,797	AUD	2,352	37
JPMorgan Chase Bank N.A.	6/21/17	USD	1,746	GBP	1,396	(65)
						2,941
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2017, the counterparty (counterparties) had deposited in segregated accounts securities and cash with a value of $4,416,000 in connection with open forward currency contracts.

26

International Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2017, the fund realized net foreign currency losses of $4,119,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses totaling $293,096,000 to offset future net capital gains. Of this amount, $45,618,000 is subject to expiration on October 31, 2017. Capital losses of $247,478,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2017, the cost of investment securities for tax purposes was $8,484,624,000. Net unrealized appreciation of investment securities for tax purposes was $348,274,000, consisting of unrealized gains of $1,141,127,000 on securities that had risen in value since their purchase and $792,853,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2017, the fund purchased $1,724,354,000 of investment securities and sold $1,640,028,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	Shares	Shares
	(000)	(000)
Issued	17,629	40,253
Issued in Lieu of Cash Distributions	5,264	4,906
Redeemed	(16,550)	(40,193)
Net Increase (Decrease) in Shares Outstanding	6,343	4,966

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,115.01	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

29

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory arrangements with ARGA Investment Management, LP (ARGA); Edinburgh Partners Limited (Edinburgh Partners); and Lazard Asset Management LLC, (Lazard). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisory presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

ARGA. ARGA is an independent investment management firm focused on global equities. ARGA invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its deep value-oriented process uses a dividend discount model to select stocks that trade at a discount to intrinsic value and can often lead to significant allocations to beaten-down sectors and countries. ARGA has managed a portion of the fund since 2012.

Edinburgh Partners. Founded in 2003, Edinburgh Partners is an independent fund management company specializing in global investment management. Edinburgh Partners employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term growth prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process. The team conducts scenario analysis to determine the full range of potential outcomes and focuses on long-term, five-year earnings rather than shorter-term results. Edinburgh Partners has managed a portion of the fund since 2008.

30

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation. Lazard heavily utilizes scenario analysis to understand the risks that macroeconomic factors pose to investment theses and the full range of potential outcomes for each holding. An experienced team of global sector analysts supports the portfolio management team. Lazard is a subsidiary of Lazard Freres & Co. LLC and has managed a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of ARGA, Edinburgh Partners, or Lazard in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules for ARGA, Edinburgh Partners, and Lazard. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

31

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

32

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062017

Semiannual Report | April 30, 2017

Vanguard Diversified Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	17
Trustees Approve Advisory Arrangement.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2017, Vanguard Diversified Equity Fund returned 13.41%. This result slightly trailed the 13.84% return of the benchmark, the MSCI US Broad Market Index, but was a bit ahead of the 12.97% average return of multi-capitalization core fund peers.

• As a “fund of funds,” Diversified Equity invests in eight actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, the funds cover the style and capitalization spectrum, investing in growth and value stocks of small-, mid-, and large-cap companies.

• For the period, growth stocks surpassed their value counterparts, and small-caps exceeded mid- and large-caps. Of the underlying funds, only Vanguard Windsor and Windsor II Funds outpaced their benchmarks.

• Returns for the underlying funds ranged from about 16% for Vanguard Explorer Fund to almost 12% for Vanguard Capital Value and Vanguard Mid-Cap Growth Funds.

Total Returns: Six Months Ended April 30, 2017
		Total
		Returns
Vanguard Diversified Equity Fund		13.41%
MSCI US Broad Market Index		13.84
Multi-Cap Core Funds Average		12.97
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.36%	1.12%

The acquired fund fees and expenses—drawn from the prospectus dated February 23, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2017, the annualized acquired fund fees and expenses were 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Core Funds.

1

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2017
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	19.9%	12.66%
Vanguard U.S. Growth Fund Investor Shares	15.2	11.68
Vanguard Morgan™ Growth Fund Investor
Shares	15.1	14.39
Vanguard Windsor™ II Fund Investor Shares	14.9	12.76
Vanguard Windsor Fund Investor Shares	14.9	14.87
Vanguard Explorer™ Fund Investor Shares	10.0	16.25
Vanguard Mid-Cap Growth Fund	5.1	11.77
Vanguard Capital Value Fund	4.9	11.60
Combined	100.0%	13.41%

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

3

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

4

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

5

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

6

Diversified Equity Fund

Fund Profile
As of April 30, 2017

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,511	3,108
Median Market Cap	$38.2B	$58.1B
Price/Earnings Ratio	27.7x	26.8x
Price/Book Ratio	2.8x	2.9x
Return on Equity	20.8%	24.3%
Earnings Growth
Rate	10.6%	9.8%
Dividend Yield	1.5%	1.9%
Turnover Rate
(Annualized)	9%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.36%	—
30-Day SEC Yield	1.34%	—

Allocation to Underlying Vanguard Funds

Vanguard Growth and Income Fund
Investor Shares	19.9%
Vanguard U.S. Growth Fund Investor
Shares	15.2
Vanguard Morgan Growth Fund Investor
Shares	15.1
Vanguard Windsor II Fund Investor Shares	14.9
Vanguard Windsor Fund Investor Shares	14.9
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	5.1
Vanguard Capital Value Fund	4.9

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.98
Beta	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)

		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	13.4%	13.0%
Consumer Staples	5.6	8.3
Energy	5.0	5.9
Financials	13.7	14.2
Health Care	15.1	13.6
Industrials	10.8	10.9
Information Technology	27.2	21.3
Materials	3.0	3.4
Real Estate	2.6	4.1
Telecommunication Services	1.2	2.1
Utilities	1.6	3.2
Other	0.8	0.0

Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 23, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2017, the annualized acquired fund fees and expenses were 0.36%.

7

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2006, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Diversified Equity Fund	6/10/2005	16.95%	12.28%	6.95%

See Financial Highlights for dividend and capital gains information.

8

Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	6,161,775	270,440
Vanguard U.S. Growth Fund Investor Shares	6,293,318	205,729
Vanguard Morgan Growth Fund Investor Shares	7,514,932	204,782
Vanguard Windsor II Fund Investor Shares	5,485,608	202,693
Vanguard Windsor Fund Investor Shares	9,278,062	201,612
Vanguard Explorer Fund Investor Shares	1,455,797	135,986
Vanguard Mid-Cap Growth Fund	2,834,818	68,461
Vanguard Capital Value Fund	5,416,823	66,898
Total Investment Companies (Cost $901,676)		1,356,601
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.034% (Cost $182)	1,822	182
Total Investments (100.0%) (Cost $901,858)		1,356,783
Other Assets and Liabilities (0.0%)
Other Assets		419
Liabilities		(782)
Total Other Assets and Liabilities		(363)
Net Assets (100%)
Applicable to 41,856,906 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,356,420
Net Asset Value Per Share		$32.41

9

Diversified Equity Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	1,356,783
Receivables for Investment Securities Sold	117
Receivables for Capital Shares Issued	302
Total Assets	1,357,202
Liabilities
Payables for Capital Shares Redeemed	782
Total Liabilities	782
Net Assets	1,356,420

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	852,550
Overdistributed Net Investment Income	(40)
Accumulated Net Realized Gains	48,985
Unrealized Appreciation (Depreciation)	454,925
Net Assets	1,356,420

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	12,074
Net Investment Income—Note B	12,074
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	44,299
Affiliated Investment Securities Sold	5,788
Realized Net Gain (Loss)	50,087
Change in Unrealized Appreciation (Depreciation) of Investment Securities	104,109
Net Increase (Decrease) in Net Assets Resulting from Operations	166,270

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,074	16,847
Realized Net Gain (Loss)	50,087	97,394
Change in Unrealized Appreciation (Depreciation)	104,109	(100,060)
Net Increase (Decrease) in Net Assets Resulting from Operations	166,270	14,181
Distributions
Net Investment Income	(16,846)	(15,681)
Realized Capital Gain[1]	(77,095)	(106,084)
Total Distributions	(93,941)	(121,765)
Capital Share Transactions
Issued	55,110	71,521
Issued in Lieu of Cash Distributions	89,282	116,441
Redeemed	(136,465)	(259,810)
Net Increase (Decrease) from Capital Share Transactions	7,927	(71,848)
Total Increase (Decrease)	80,256	(179,432)
Net Assets
Beginning of Period	1,276,164	1,455,596
End of Period[2]	1,356,420	1,276,164

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,082,000 and $9,876,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($40,000) and $4,732,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.76	$33.15	$33.18	$29.43	$22.70	20.34
Investment Operations
Net Investment Income	.299	.397	.394	.322[1]	.332	.262
Capital Gain Distributions Received	1.051	.860	2.606	.848[1]	.131	.034
Net Realized and Unrealized Gain (Loss)
on Investments	2.609	(.836)	(1.453)	3.243	6.626	2.310
Total from Investment Operations	3.959	.421	1.547	4.413	7.089	2.606
Distributions
Dividends from Net Investment Income	(. 414)	(. 362)	(. 342)	(. 283)	(. 344)	(. 246)
Distributions from Realized Capital Gains	(1.895)	(2.449)	(1.235)	(.380)	(.015)	—
Total Distributions	(2.309)	(2.811)	(1.577)	(.663)	(.359)	(.246)
Net Asset Value, End of Period	$32.41	$30.76	$33.15	$33.18	$29.43	$22.70

Total Return[2]	13.41%	1.39%	4.71%	15.20%	31.70%	12.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,356	$1,276	$1,456	$1,513	$1,420	$1,173
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.36%	0.36%	0.40%	0.41%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.48	1.26%	1.16%	1.03%	1.27%	1.18%
Portfolio Turnover Rate	9%	9%	10%	5%	5%	3%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended April 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2017, the cost of investment securities for tax purposes was $901,858,000. Net unrealized appreciation of investment securities for tax purposes was $454,925,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	Shares	Shares
	(000)	(000)
Issued	1,739	2,380
Issued in Lieu of Cash Distributions	2,953	3,838
Redeemed	(4,325)	(8,643)
Net Increase (Decrease) in Shares Outstanding	367	(2,425)

15

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Capital Value Fund	63,618	1,103	3,944	1,103	—	66,898
Vanguard Explorer Fund	125,724	6,000	9,918	476	5,344	135,986
Vanguard Growth and
Income Fund	255,676	14,755	16,751	2,741	12,014	270,440
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	182
Vanguard Mid-Cap Growth Fund	63,956	441	2,892	441	—	68,461
Vanguard Morgan Growth Fund	191,983	10,627	14,169	1,586	8,958	204,782
Vanguard U.S. Growth Fund	191,416	3,594	8,534	782	2,071	205,729
Vanguard Windsor Fund	191,946	8,243	18,027	2,378	5,527	201,612
Vanguard Windsor II Fund	192,005	13,240	13,388	2,567	10,385	202,693
Total	1,276,324	58,003	87,623	12,074	44,299	1,356,783
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

17

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,134.10	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.36%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

18

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

19

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the fund and its underlying funds ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

21

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062017

Semiannual Report | April 30, 2017

Vanguard Emerging Markets Select Stock Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2017, Vanguard Emerging Markets Select Stock Fund returned 10.35%. That performance exceeded the 7.66% return of the benchmark, the FTSE Emerging Index, and the 8.70% average return of peer funds.

• The fund’s objective is to seek long-term capital appreciation through broadly diversified exposure to emerging markets.

• Among countries represented in the fund, Taiwan, India, and Brazil produced some of the strongest returns on a relative basis, while China and Russia detracted from performance.

• Stock selection was positive in most of the fund’s industry sectors. Stocks in the consumer goods and technology sectors drove the fund’s relative performance for the period, while financials and oil and gas were weak spots.

Total Returns: Six Months Ended April 30, 2017
		Total
		Returns
Vanguard Emerging Markets Select Stock Fund		10.35%
FTSE Emerging Index		7.66
Emerging Markets Funds Average		8.70
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.90%	1.50%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratio was 0.92%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Emerging Markets Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

2

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

3

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

4

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

5

Advisors’ Report

For the six months ended April 30, 2017, Vanguard Emerging Markets Select Stock Fund returned 10.35%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how portfolio positioning reflects this assessment.

These comments were prepared on May 16, 2017.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	24	112	Allocates the assets in its portion of the fund to a team
Company LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
M&G Investment Management	24	111	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Oaktree Capital Management, L.P.	24	110	Seeks securities that have been undervalued by
			investors. Oaktree’s investment process is driven by
			bottom-up research, which includes extensive travel to
			meet company management and maintaining in-house
			models focused on deriving reliable cash-flow
			projections.
Pzena Investment Management,	24	110	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Cash Investments	4	24	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Wellington Management Company LLP

Portfolio Managers:

Cheryl M. Duckworth, CFA,

Senior Managing Director and

Associate Director,

Global Industry Research

Mark Mandel, CFA,

Senior Managing Director and Director,

Global Industry Research

Our portion of the fund focuses on bottom-up stock selection as the primary driver of performance.

Emerging-market equities rose in U.S. dollar terms as measured by the FTSE Emerging Index during the six-month period. Materials, information technology, and financials led, while health care and consumer staples were the weakest sectors.

Positive stock selection within the information technology, consumer staples, and health care sectors drove relative performance. GlobalWafers, a Taiwanese semiconductor and wafer developer, and YPF, an Argentinian oil and gas exploration and production company, were our top relative contributors during the period. GlobalWafers’ stock price rose on expectations that silicon wafer price hikes would continue. In addition, there is optimism about potential synergies from the recent acquisition of SunEdison Semiconductor, as GlobalWafers has made several value-accretive acquisitions in recent years.

YPF has done well over the period as it maintains low debt levels, faces declining development costs, and benefits from the improving macro outlook in Argentina. The Argentinian government has also issued a de facto regulation placing a floor in the low $50s on the price of oil sold. We believe this could give the stock downside protection while retaining upside potential.

Weak security selection within consumer discretionary, energy, and real estate detracted from performance.

Cement producer Cemex Philippines and Russian oil company Lukoil were among our portfolio’s top detractors during the period. Shares of Cemex fell as cement prices were depressed by increased competition and poor weather conditions, which led to weaker demand. Although the company issued a weak outlook for the first half of 2017, we believe that the company’s underlying value, coupled with President Duterte’s infrastructure project initiatives, will see the stock appreciate in the long term.

Lukoil fell during the period because of increased sanctions on Russia, which exacerbated negative market sentiment toward the company. Despite the recent underperformance, the team believes that Lukoil remains an attractive stock. We continue to favor its compelling valuation, accelerating growth, stable balance sheet, and significant greenfield potential.

7

M&G Investment Management Limited

Portfolio Manager:

Matthew Vaight, UKSIP

Emerging-market shares rose over the past six months despite experiencing a sell-off in November, shortly after the election of Donald Trump as president of the United States.

Information technology stocks rallied during the period on rising component prices and optimism about new-product launches. Two of the fund’s South Korean holdings, SK Hynix, a memory chip maker, and Samsung Electronics, a consumer electronics firm, made significant share price gains. Catcher Technology, a Taiwanese manufacturer of casings for smartphones, recovered from a period of weakness amid anticipation that its products might be used in Apple’s new iPhone.

CESC, an Indian utility firm, was one of the fund’s best-performing holdings as investors were enthusiastic about the potential restructuring of the business. Barloworld, a South African supplier of industrial equipment, advanced as the recovery of the mining sector contributed to an increase in orders.

In contrast, the holding in HollySys Automation Technologies, a Chinese provider of control devices, dragged on performance. Investors have been concerned about slowing demand for industrial automation and delays in new orders for railway-signaling equipment.

Not holding shares in Tencent, a Chinese internet company, also hurt relative performance, as the stock outperformed.

The share price of Egypt’s Commercial International Bank fell after policymakers ended the country’s currency peg to the U.S. dollar.

We remain positive about the outlook for emerging-market companies. Operational performance is improving, firms are better run, and profitability is rising. We believe this improvement is not currently reflected in valuations.

During the period, we continued to invest in more economically sensitive areas of the market such as financials and information technology, where we see the most attractively valued opportunities.

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III,

Managing Director and Co-Head of Emerging Markets Equities Timothy D. Jensen, Managing Director and Co-Head of Emerging Markets Equities

Emerging markets’ strong returns during the six months under review reflect a recovery from the sell-off that followed Donald Trump’s presidential victory.

Stronger-than-expected economic growth, rising earnings expectations, strengthening currencies, and several country-specific factors contributed to the strength of the

8

FTSE Emerging Index. Consensus 2017 earnings estimates for the emerging markets index were raised during this period, largely because of upward revisions relating to information technology, materials, and energy stocks. Nearly all markets were positive during the period.

China’s markets performed well thanks to strong economic and company data, slowing capital outflows, and a stable currency. Markets in India fell sharply in November after the government withdrew the legal status of large currency notes in an effort to tax its informal economy, but recovered nicely as the impact on growth of the demonetization was less than feared and after the ruling BJP party’s victories in state elections. Russia rallied sharply early in the period on oil-price strength and potentially better relations with the United States under a Trump administration. However, this performance trailed off after oil prices faded and a stronger ruble crimped exporters’ profit margins.

Relative performance was primarily helped by strong stock selection in Brazil, which more often than not offset negative stock selection in India and Taiwan. Our allocation to South Korea helped relative performance. Positive stock selection in consumer discretionary, information technology, and energy contributed to performance while selection in real estate, industrials, and health care detracted.

We remain optimistic about the long-term prospects for emerging markets equities. Most of the companies we are invested in have very strong balance sheets, and we expect them to further strengthen their financial condition this year given disciplined capital investment plans and earnings growth.

Pzena Investment Management, LLC

Portfolio Managers:

Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and

Co-Chief Investment Officer

Emerging markets stocks generally performed well over the six-month period. The sectors that contributed most to our absolute performance were materials, financials, and information technology, while telecommunication services was the single detractor. South Korean, Indian, and U.K.-based holdings were large contributors, while Brazilian stocks detracted from results.

The largest individual company contributor to performance was Antofagasta, a U.K.-based Chilean copper mining firm. It continued to rally as future production growth became clearer and optimism about copper prices increased. South Korea’s Samsung Electronics has also performed well since the beginning of 2016. The company announced strong results based on strength in semiconductors and a mobile business that fared better than expected despite earlier recall issues. Reliance Industries, an Indian integrated energy company, also helped returns because of favorable pricing news.

9

The largest individual detractor was China Mobile, the leading telecommunication services provider in China; the telecom sector in general suffered but China Mobile faced additional problems because of a change in its billing plans. Companhia de Saneamento Basico do Estado de Sao Paulo, the Brazilian water utility, also detracted from performance after it issued a disappointing earnings report.

Over the last six months, we increased our information technology sector exposure by adding to Lenovo Group and establishing a new position in Baidu. In consumer discretionary, we trimmed

Genting Malaysia (gaming) and decreased the portfolio’s telecommunication services exposure by reducing our holdings in Magyar Telekom.

Opportunities in emerging markets continue to be highly idiosyncratic and based on company specifics. The portfolio’s largest exposures are to the financial, information technology, materials, and energy sectors, and its smallest weights are to real estate and health care. On a regional basis, we are most exposed to North Asia, but currently the most compelling valuations are in emerging European stocks.

10

Emerging Markets Select Stock Fund

Fund Profile
As of April 30, 2017

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	290	985	1,852
Median Market Cap	$17.3B	$17.7B	$32.7B
Price/Earnings Ratio	16.5x	14.9x	20.0x
Price/Book Ratio	1.4x	1.6x	1.7x
Return on Equity	12.3%	15.6%	13.6%
Earnings Growth
Rate	3.7%	9.6%	6.3%
Dividend Yield	2.4%	2.7%	2.9%
Turnover Rate
(Annualized)	44%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.90%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)

			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index ex USA
Consumer Discretionary	7.2%	8.8%	11.4%
Consumer Staples	4.7	7.2	9.9
Energy	10.0	9.5	6.6
Financials	27.1	27.9	23.3
Health Care	1.1	2.6	8.1
Industrials	4.7	6.5	12.0
Information Technology	22.8	15.8	10.1
Materials	10.7	8.4	7.9
Real Estate	1.6	3.4	3.2
Telecommunication
Services	5.3	6.4	4.4
Utilities	4.8	3.5	3.1

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.96	0.78
Beta	1.01	1.19

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	4.6%
Tencent Holdings Ltd.	Internet Software &
	Services	2.5
LUKOIL PJSC	Integrated Oil & Gas	2.0
Sberbank of Russia
PJSC	Diversified Banks	1.6
Reliance Industries Ltd.	Oil & Gas Refining &
	Marketing	1.4
Baidu Inc.	Internet Software &
	Services	1.3
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.3
Ambev SA	Brewers	1.3
Itau Unibanco Holding
SA	Diversified Banks	1.2
China Construction Bank
Corp.	Diversified Banks	1.2
Top Ten		18.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratio was 0.92%.

11

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)

			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	3.3%	0.0%	12.4%
Other	0.7	0.4	31.6
Subtotal	4.0%	0.4%	44.0%
Pacific
South Korea	7.4%	0.0%	3.5%
Hong Kong	2.8	0.0	2.6
Singapore	1.0	0.0	0.9
Other	0.1	0.0	21.4
Subtotal	11.3%	0.0%	28.4%
Emerging Markets
China	23.7%	25.3%	4.7%
Taiwan	11.5	14.7	2.9
India	9.8	12.6	2.1
Brazil	9.7	9.2	1.7
Russia	6.6	4.7	0.8
South Africa	4.6	8.9	1.6
Indonesia	3.2	2.8	0.6
Mexico	2.4	4.5	0.8
Turkey	1.8	1.4	0.3
Thailand	1.5	3.6	0.5
Other	5.6	11.9	1.9
Subtotal	80.4%	99.6%	17.9%
North America
United States	4.0%	0.0%	0.4%
Other	0.3	0.0	6.6
Subtotal	4.3%	0.0%	7.0%
Middle East	0.0%	0.0%	0.2%
Other	0.0%	0.0%	2.5%

12

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 27, 2011, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Emerging Markets Select Stock Fund	6/27/2011	22.91%	2.00%	0.93%

See Financial Highlights for dividend and capital gains information.

13

Emerging Markets Select Stock Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.6%)[1]
Argentina (0.4%)
	YPF SA ADR	79,256	2,047

Brazil (9.1%)
	Ambev SA	788,089	4,534
	Itau Unibanco Holding SA
	ADR	328,722	4,043
	Telefonica Brasil SA ADR	230,539	3,410
	Vale SA Class B ADR (ADR
	Preference Shares)	305,483	2,508
	Banco Bradesco SA
	Preference Shares	235,645	2,480
	MRV Engenharia e
	Participacoes SA	392,496	1,971
	TOTVS SA	210,466	1,843
	Itau Unibanco Holding
	SA Preference Shares	140,948	1,743
*	Petroleo Brasileiro SA
	Preference Shares	380,400	1,674
	EDP - Energias do Brasil
	SA	351,051	1,484
	Telefonica Brasil SA
	Preference Shares	99,000	1,475
	CVC Brasil Operadora e
	Agencia de Viagens SA	144,301	1,408
	Ambev SA ADR	239,177	1,371
	Natura Cosmeticos SA	136,145	1,298
*	Cia de Saneamento
	Basico do Estado de
	Sao Paulo	134,000	1,236
*	Randon Participacoes
	SA Preference Shares	784,518	1,162
*	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	275,429	1,145
	BRF SA ADR	82,900	1,031

	Cia de Saneamento do
	Parana Preference Shares	287,900	933
	Gerdau SA ADR	278,376	849
*	Azul SA ADR	36,581	831
	Vale SA Class B ADR
	(ADR Common Shares)	89,582	769
	Lojas Renner SA	77,950	727
	Braskem SA Preference
	Shares	59,900	644
*	Usinas Siderurgicas de
	Minas Gerais SA
	Preference Shares	453,900	609
	Gerdau SA Preference
	Shares	172,300	532
	CCR SA	82,300	459
	Multiplan Empreendimentos
	Imobiliarios SA	13,800	294
	Cia Energetica de Sao
	Paulo Preference Shares	43,550	248
			42,711
Canada (0.2%)
^	First Quantum Minerals
	Ltd.	117,352	1,118

China (22.4%)
	Tencent Holdings Ltd.	379,135	11,880
*	Baidu Inc. ADR	34,339	6,189
	China Construction Bank
	Corp.	6,952,450	5,643
	Lenovo Group Ltd.	7,436,000	4,754
*	Alibaba Group Holding
	Ltd. ADR	40,627	4,692
	Industrial & Commercial
	Bank of China Ltd.	6,103,780	3,979
	China Mobile Ltd.	354,000	3,769
	China Resources Power
	Holdings Co. Ltd.	2,037,683	3,669
	PICC Property &
	Casualty Co. Ltd.	1,955,915	3,144

14

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Greatview Aseptic
	Packaging Co. Ltd.	5,939,199	3,075
	China Pacific Insurance
	Group Co. Ltd.	829,412	3,060
	CNOOC Ltd.	2,492,567	2,908
	Dongfeng Motor Group
	Co. Ltd.	2,760,000	2,899
	China Shenhua Energy
	Co. Ltd.	1,241,000	2,889
	China Overseas Land &
	Investment Ltd.	918,000	2,663
	China Unicom Hong Kong
	Ltd.	1,721,973	2,228
	China Telecom Corp. Ltd.	4,426,000	2,159
*	China Agri-Industries
	Holdings Ltd.	4,300,000	2,127
	Hollysys Automation
	Technologies Ltd.	131,189	2,104
	China Lesso Group
	Holdings Ltd.	2,636,000	2,099
	China Merchants Bank
	Co. Ltd.	747,500	1,937
	China Longyuan Power
	Group Corp. Ltd.	2,510,580	1,930
	Far East Horizon Ltd.	2,044,000	1,880
	China Life Insurance Co.
	Ltd.	580,000	1,764
	Anhui Conch Cement Co.
	Ltd.	467,000	1,633
	PetroChina Co. Ltd.	2,202,000	1,547
	Brilliance China
	Automotive Holdings Ltd.	770,000	1,290
	China Everbright
	International Ltd.	914,500	1,235
	ENN Energy Holdings Ltd.	222,212	1,205
	China Shineway
	Pharmaceutical
	Group Ltd.	918,000	1,110
	China Dongxiang Group
	Co. Ltd.	5,633,000	1,071
	CNOOC Ltd. ADR	9,097	1,057
2	China Galaxy Securities
	Co. Ltd.	1,132,000	1,032
	China Railway Group Ltd.	1,180,000	998
	China ZhengTong Auto
	Services Holdings Ltd.	1,686,500	926
	Haier Electronics Group
	Co. Ltd.	363,241	842
	Dah Chong Hong
	Holdings Ltd.	1,920,000	829
	Weichai Power Co. Ltd.	440,000	713
	Guangdong Investment
	Ltd.	421,548	652
*,2	Tianhe Chemicals Group
	Ltd.	4,142,000	623

	Sunny Optical Technology
	Group Co. Ltd.	72,800	598
*	China Overseas Grand
	Oceans Group Ltd.	1,137,174	582
	NetEase Inc. ADR	1,804	479
	Longfor Properties Co.
	Ltd.	262,259	454
*	West China Cement Ltd.	2,818,000	424
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	92,672	349
*,^	Hutchison China MediTech
	Ltd. ADR	17,394	339
	ANTA Sports Products Ltd.	115,780	325
	Sino Biopharmaceutical Ltd.	338,274	278
	CSPC Pharmaceutical
	Group Ltd.	166,000	230
*	China Resources Phoenix
	Healthcare Holdings Co.
	Ltd.	149,000	191
	China Traditional Chinese
	Medicine Holdings Co.
	Ltd.	317,000	186
*	Baoxin Auto Group Ltd.	208,000	96
			104,735
Colombia (0.1%)
*	Cemex Latam Holdings SA	177,733	649

Czech Republic (0.2%)
*	Komercni banka as	28,194	1,093

Egypt (0.3%)
*	Commercial International
	Bank Egypt SAE	277,364	1,135
	Commercial International
	Bank Egypt SAE GDR	52,890	226
			1,361
Greece (0.6%)
*	Alpha Bank AE	638,074	1,359
	Hellenic
	Telecommunications
	Organization SA	71,008	690
*	Bank of Cyprus
	Holdings plc	175,359	561
			2,610
Hong Kong (2.7%)
	AIA Group Ltd.	808,459	5,596
	Stella International
	Holdings Ltd.	689,500	1,198
*	Pacific Basin Shipping
	Ltd.	6,020,975	1,196
	Sands China Ltd.	244,050	1,105
	AMVIG Holdings Ltd.	3,109,200	1,038

15

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Texwinca Holdings Ltd.	1,223,000	820
	First Pacific Co. Ltd.	778,000	599
	Tongda Group Holdings
	Ltd.	1,434,684	564
	Samsonite International
	SA	71,400	276
	AAC Technologies
	Holdings Inc.	17,279	253
*	Semiconductor
	Manufacturing
	International Corp.	106,900	135
			12,780
Hungary (0.6%)
	OTP Bank plc	78,991	2,221
	Magyar Telekom
	Telecommunications plc	349,700	585
			2,806
India (9.1%)
*	Reliance Industries Ltd.	298,405	6,467
	Axis Bank Ltd.	485,949	3,848
	State Bank of India	735,279	3,308
	ICICI Bank Ltd. ADR	304,184	2,607
	NTPC Ltd.	987,020	2,523
	CESC Ltd.	168,382	2,474
	ICICI Bank Ltd.	476,762	2,056
	Bharti Infratel Ltd.	353,525	1,951
*	Bank of Baroda	562,069	1,638
	Tata Consultancy Services
	Ltd.	39,656	1,400
	Hindalco Industries Ltd.	432,218	1,337
	Godrej Consumer
	Products Ltd.	41,926	1,135
	NHPC Ltd.	2,157,750	1,064
2	L&T Technology
	Services Ltd.	87,438	1,044
	Aurobindo Pharma Ltd.	109,095	1,028
2	ICICI Prudential Life
	Insurance Co. Ltd.	149,763	945
	ACC Ltd.	33,122	837
	Ambuja Cements Ltd.	211,700	809
	UltraTech Cement Ltd.	11,748	776
	HDFC Bank Ltd. ADR	9,025	719
	Marico Ltd.	141,100	691
*	Punjab National Bank	215,300	565
	Power Grid Corp. of India
	Ltd.	167,679	542
	Jammu & Kashmir Bank
	Ltd.	388,537	490
	ITC Ltd.	79,324	343
	Tata Motors Ltd. Class A	68,388	297
	TAKE Solutions Ltd.	135,398	279

	Bharat Electronics Ltd.	95,992	273
	Phoenix Mills Ltd.	40,913	264
*	Godrej Properties Ltd.	35,254	255
	LIC Housing Finance Ltd.	22,296	232
	Union Bank of India	57,386	153
*	Varun Beverages Ltd.	8,359	61
			42,411
Indonesia (3.0%)
	Bank Mandiri Persero
	Tbk PT	3,493,800	3,057
	Bank Central Asia Tbk PT	1,356,500	1,804
	Telekomunikasi Indonesia
	Persero Tbk PT	5,276,310	1,741
	Bank Rakyat Indonesia
	Persero Tbk PT	1,689,900	1,632
*	Bank Tabungan Pensiunan
	Nasional Tbk PT	6,290,300	1,232
	Hanjaya Mandala
	Sampoerna Tbk PT	3,625,600	1,037
	Semen Indonesia
	Persero Tbk PT	1,172,800	775
	Ramayana Lestari
	Sentosa Tbk PT	6,265,100	599
*	Mitra Adiperkasa Tbk PT	1,134,600	538
	Bumi Serpong Damai
	Tbk PT	3,738,600	501
*	Sarana Menara
	Nusantara Tbk PT	1,461,600	425
	Ace Hardware Indonesia
	Tbk PT	3,798,400	267
	Pakuwon Jati Tbk PT	4,564,195	213
			13,821
Japan (0.1%)
	Nexon Co. Ltd.	29,580	503

Kenya (0.2%)
	Safaricom Ltd.	4,474,465	835
*	Equity Group
	Holdings Ltd.	713,500	228
			1,063
Malaysia (0.4%)
	Genting Malaysia Bhd.	1,255,800	1,697
	Inari Amertron Bhd.	426,766	206
			1,903
Mexico (2.2%)
*	Cemex SAB de CV ADR	285,186	2,629
	Grupo Financiero Banorte
	SAB de CV	391,706	2,267
	America Movil SAB de
	CV ADR	110,430	1,700

16

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Grupo Financiero
	Santander Mexico
	SAB de CV ADR	122,903	1,120
	Alpek SAB de CV	721,400	865
	Mexichem SAB de CV	238,935	654
	Wal-Mart de Mexico SAB
	de CV	242,100	547
	Infraestructura Energetica
	Nova SAB de CV	93,600	437
*	Grupo Cementos de
	Chihuahua SAB de CV	9,100	43
*	Grupo Comercial Chedraui
	SA de CV	11,633	24
			10,286
	Pakistan (0.4%)
	United Bank Ltd.	831,005	1,969

	Peru (0.4%)
*	Credicorp Ltd.	11,728	1,802

	Philippines (0.6%)
	Energy Development
	Corp.	17,910,393	2,162
*	Pilipinas Shell Petroleum
	Corp.	213,490	314
	Jollibee Foods Corp.	48,790	205
	Petron Corp.	996,992	182
			2,863
	Poland (0.4%)
*	Cyfrowy Polsat SA	216,084	1,352
	KGHM Polska Miedz SA	19,967	633
			1,985
	Qatar (0.1%)
	Industries Qatar QSC	11,330	324

	Romania (0.1%)
2	Societatea Energetica
	Electrica SA GDR	27,081	370

	Russia (6.2%)
	Lukoil PJSC ADR (London
	Shares)	180,358	8,952
	Rosneft Oil Co. PJSC
	GDR	1,010,964	5,593
	Sberbank of Russia PJSC
	ADR (London Shares)	273,779	3,264
	Sberbank of Russia PJSC	1,076,070	3,125
	MMC Norilsk Nickel PJSC
	ADR	160,302	2,463
	PhosAgro PJSC GDR	96,999	1,431

	Sberbank of Russia PJSC
	ADR (OTC Shares)	105,683	1,257
	Gazprom PJSC ADR	231,938	1,101
	Etalon Group Ltd. GDR	205,215	790
	O’Key Group SA GDR	238,685	501
	LUKOIL PJSC ADR
	(OTC Shares)	4,971	246
			28,723
Singapore (0.9%)
	Wilmar International Ltd.	883,200	2,243
	Sembcorp Industries Ltd.	555,900	1,204
*	Ezion Holdings Ltd.	3,481,660	746
*	Ezion Holdings Ltd
	Warrants Exp.
	04/15/2020	372,164	17
			4,210
South Africa (4.2%)
	Sasol Ltd.	177,557	5,441
	Barloworld Ltd.	254,798	2,295
*	Sanlam Ltd.	379,974	2,018
	Imperial Holdings Ltd.	155,500	1,967
	Reunert Ltd.	364,938	1,933
	Naspers Ltd.	9,684	1,841
	AngloGold Ashanti Ltd.
	ADR	130,129	1,487
	FirstRand Ltd.	315,097	1,176
	Barclays Africa Group Ltd.	43,195	474
	Steinhoff International
	Holdings NV	65,954	336
	Hyprop Investments Ltd.	32,115	297
	Gold Fields Ltd.	84,177	276
	Aspen Pharmacare
	Holdings Ltd.	12,120	251
			19,792
South Korea (7.0%)
	Samsung Electronics Co. Ltd. 3,138		6,152
	POSCO	16,769	3,959
	SK Hynix Inc.	76,107	3,605
	Hana Financial Group Inc.	98,889	3,396
*	Hyundai Heavy Industries
	Co. Ltd.	18,880	2,738
	Dongbu Insurance Co. Ltd.	37,420	2,235
	KB Financial Group Inc.	35,420	1,557
	Koh Young Technology Inc.	27,066	1,277
	Amorepacific Corp.	4,461	1,144
	LG Electronics Inc.	18,175	1,103
	Hyundai Motor Co.	8,623	1,091
	Shinhan Financial Group
	Co. Ltd.	24,070	1,005

17

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Samsung Life Insurance
	Co. Ltd.	9,886	950
*,2	CEMEX Holdings
	Philippines Inc.	5,507,500	809
	Kia Motors Corp.	24,540	751
	LG Chem Ltd.	1,799	433
*	Hugel Inc.	439	180
	LG Chem Ltd.
	Preference Shares	1,111	177
			32,562
Sweden (0.1%)
*	Vostok Emerging
	Finance Ltd.	2,244,920	415

Taiwan (10.6%)
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	377,680	12,490
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	1,366,266	8,801
	Delta Electronics Inc.	786,245	4,425
	Compal Electronics Inc.	6,359,000	4,257
	Hon Hai Precision
	Industry Co. Ltd.	839,607	2,748
	Catcher Technology Co.
	Ltd.	262,833	2,699
	Chicony Electronics Co.
	Ltd.	937,094	2,473
	eMemory Technology Inc.	116,000	1,597
	Teco Electric and
	Machinery Co. Ltd.	1,582,000	1,567
	Cathay Financial Holding
	Co. Ltd.	781,000	1,252
	Casetek Holdings Ltd.	338,000	1,002
	Globalwafers Co. Ltd.	133,759	955
	Sino-American Silicon
	Products Inc.	628,300	911
	Largan Precision Co. Ltd.	4,901	814
	Advantech Co. Ltd.	68,986	558
	E.Sun Financial Holding Co.
	Ltd.	843,358	510
	President Chain Store Corp.	43,056	375
	Realtek Semiconductor
	Corp.	81,930	277
	Advanced Ceramic X Corp.	20,417	215
*	Chunghwa Precision Test
	Tech Co. Ltd.	4,547	177
	Silicon Motion Technology
	Corp. ADR	3,394	165

	Land Mark Optoelectronics
	Corp.	18,446	162
	Hota Industrial
	Manufacturing Co. Ltd.	33,979	150
	Silergy Corp.	8,049	145
	Elite Material Co. Ltd.	36,000	143
	Airtac International Group	12,387	142
	Bizlink Holding Inc.	23,399	140
	Parade Technologies Ltd.	10,237	120
*	ASPEED Technology Inc.	5,856	113
*	Kingpak Technology Inc.	18,698	106
	Voltronic Power Technology
	Corp.	6,430	92
			49,581
Thailand (1.4%)
	Bangkok Bank PCL	519,800	2,694
	Kasikornbank PCL	253,900	1,357
*	CP ALL PCL (Foreign)	282,400	498
	PTT Global Chemical PCL	230,025	498
	Bangkok Bank PCL (Foreign) 63,700		344
	Kasikornbank PCL (Foreign)	51,700	276
	LPN Development PCL	780,200	263
	Supalai PCL	366,900	261
	KCE Electronics PCL	47,700	147
			6,338
Turkey (1.7%)
	Akbank TAS	1,157,418	3,098
*	Haci Omer Sabanci
	Holding AS (Bearer)	716,215	2,133
*	Tupras Turkiye Petrol
	Rafinerileri AS	58,472	1,473
*	Turkiye Halk Bankasi AS	385,330	1,277
			7,981
United Arab Emirates (0.8%)
	Union National Bank
	PJSC	1,947,812	2,657
*	Dubai Financial Market
	PJSC	3,376,159	1,055
			3,712
United Kingdom (3.1%)
*	Standard Chartered plc
	(London Shares)	371,983	3,476
	Antofagasta plc	316,307	3,432
*	Standard Chartered plc
	(Hong Kong Shares)	179,507	1,677
*	Tullow Oil plc	533,480	1,447
	Petrofac Ltd.	123,541	1,302
	Coca-Cola HBC AG	42,991	1,193

18

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
*	KAZ Minerals plc	148,549	969
*	Ophir Energy plc	698,401	777
	Hikma Pharmaceuticals plc	7,073	178
			14,451
United States (4.0%)
3	Vanguard FTSE Emerging
	Markets ETF	92,737	3,741
	Genpact Ltd.	91,573	2,236
	Millicom International
	Cellular SA	36,602	2,005
*	Ctrip.com International
	Ltd. ADR	34,138	1,724
*	Cognizant Technology
	Solutions Corp. Class A	26,803	1,614
	Cosan Ltd.	204,888	1,576
*	Luxoft Holding Inc. Class A	22,608	1,394
	Southern Copper Corp.	32,152	1,137
*	Flex Ltd.	68,106	1,053
*	Kosmos Energy Ltd.	160,388	964
*	Yandex NV Class A	16,824	459
*	BeiGene Ltd. ADR	8,601	352
*	JD.com Inc. ADR	5,128	180
			18,435
Total Common Stocks
(Cost $391,488)			437,410
Temporary Cash Investments (6.2%)[1]
Money Market Fund (5.9%)
[4,5]	Vanguard Market
	Liquidity Fund, 1.034%	274,394	27,445

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
6	United States Treasury Bill,
	0.587%, 5/18/17	100	100
6	United States Treasury Bill,
	0.597%, 5/25/17	500	500
6	United States Treasury Bill,
	0.741%, 6/1/17	1,000	999
6	United States Treasury Bill,
	0.761%, 6/22/17	100	100
			1,699
Total Temporary Cash Investments
(Cost $29,139)			29,144
Total Investments (99.8%)
(Cost $420,627)			466,554

			Amount
			($000)
Other Assets and Liabilities (0.2%)
Other Assets			3,586
Liabilities [5]			(2,830)
			756
Net Assets (100%)
Applicable to 23,514,729 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			467,310
Net Asset Value Per Share			$19.87

19

Emerging Markets Select Stock Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	435,368
Affiliated Vanguard Funds	31,186
Total Investments in Securities	466,554
Investment in Vanguard	30
Receivables for Investment Securities
Sold	762
Receivables for Accrued Income	818
Receivables for Capital Shares Issued	1,011
Other Assets	965
Total Assets	470,140
Liabilities
Payables for Investment Securities
Purchased	1,214
Collateral for Securities on Loan	455
Payables to Investment Advisor	534
Payables for Capital Shares Redeemed	213
Payables to Vanguard	413
Other Liabilities	1
Total Liabilities	2,830
Net Assets	467,310

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	453,391
Undistributed Net Investment Income	500
Accumulated Net Realized Losses	(32,741)
Unrealized Appreciation (Depreciation)
Investment Securities	45,927
Futures Contracts	231
Foreign Currencies	2
Net Assets	467,310

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $434,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 1.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate value of these securities was $4,823,000, representing 1.0% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $455,000 of collateral received for securities on loan.
6 Securities with a value of $999,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Select Stock Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	3,000
Interest[2]	89
Securities Lending—Net	6
Total Income	3,095
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,000
Performance Adjustment	(37)
The Vanguard Group—Note C
Management and Administrative	515
Marketing and Distribution	37
Custodian Fees	213
Shareholders’ Reports	10
Total Expenses	1,738
Net Investment Income	1,357
Realized Net Gain (Loss)
Investment Securities Sold[2]	(157)
Futures Contracts	717
Foreign Currencies	(71)
Realized Net Gain (Loss)	489
Change in Unrealized Appreciation (Depreciation)
Investment Securities	35,912
Futures Contracts	424
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	36,336
Net Increase (Decrease) in Net Assets Resulting from Operations	38,182

1 Dividends are net of foreign withholding taxes of $366,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $24,000, $87,000, and $83,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,357	4,208
Realized Net Gain (Loss)	489	(20,561)
Change in Unrealized Appreciation (Depreciation)	36,336	50,352
Net Increase (Decrease) in Net Assets Resulting from Operations	38,182	33,999
Distributions
Net Investment Income	(4,709)	(4,421)
Realized Capital Gain	—	—
Total Distributions	(4,709)	(4,421)
Capital Share Transactions
Issued	158,801	136,138
Issued in Lieu of Cash Distributions	4,315	4,158
Redeemed	(68,457)	(89,617)
Net Increase (Decrease) from Capital Share Transactions	94,659	50,679
Total Increase (Decrease)	128,132	80,257
Net Assets
Beginning of Period	339,178	258,921
End of Period[1]	467,310	339,178

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $500,000 and $3,964,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.27	$16.48	$20.13	$20.37	$18.73	$17.69
Investment Operations
Net Investment Income	.065	.234	.290	.264	.303[1]	.302[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.787	1.840	(3.685)	(.242)	1.567	.764
Total from Investment Operations	1.852	2.074	(3.395)	.022	1.870	1.066
Distributions
Dividends from Net Investment Income	(. 252)	(. 284)	(. 255)	(. 262)	(. 230)	(. 026)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 252)	(. 284)	(. 255)	(. 262)	(. 230)	(. 026)
Net Asset Value, End of Period	$19.87	$18.27	$16.48	$20.13	$20.37	$18.73

Total Return[2]	10.35%	12.95%	-16.99%	0.15%	10.04%	6.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$467	$339	$259	$311	$223	$110
Ratio of Total Expenses to
Average Net Assets[3]	0.92%	0.90%	0.93%	0.96%	0.94%	0.92%
Ratio of Net Investment Income to
Average Net Assets	0.69%	1.57%	1.59%	1.53%	1.55%	1.66%
Portfolio Turnover Rate	44%	46%	49%	54%	54%	93%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), 0.00%, 0.04%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 5% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

25

Emerging Markets Select Stock Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company llp, M&G Investment Management Limited, Oaktree Capital Management, L.P., and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp, M&G Investment Management Limited, Oaktree Capital Management, L.P., and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance relative to the MSCI Emerging Markets Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.53% of the fund’s average net assets, before a decrease of $37,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $30,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

26

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	75,043	2,005	—
Common Stocks—Other	33,831	323,170	3,361
Temporary Cash Investments	27,445	1,699	—
Futures Contracts—Assets[1]	69	—	—
Total	136,388	326,874	3,361
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $21,725,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $27,376,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Market Index	June 2017	436	21,342	231

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2017, the fund realized net foreign currency losses of $71,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

27

Emerging Markets Select Stock Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses totaling $32,164,000. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2017, the cost of investment securities for tax purposes was $420,700,000. Net unrealized appreciation of investment securities for tax purposes was $45,854,000, consisting of unrealized gains of $63,753,000 on securities that had risen in value since their purchase and $17,899,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2017, the fund purchased $161,258,000 of investment securities and sold $78,967,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	Shares	Shares
	(000)	(000)
Issued	8,440	8,256
Issued in Lieu of Cash Distributions	250	276
Redeemed	(3,743)	(5,674)
Net Increase (Decrease) in Shares Outstanding	4,947	2,858

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,103.45	$4.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.23	4.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.92%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

30

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Emerging Markets Select Stock Fund has renewed the fund’s investment advisory arrangements with M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and that advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management since its inception in 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

M&G. Founded in 1931, M&G is an investment management firm offering a broad range of investment products. M&G employs a long-term, bottom-up approach to portfolio management that seeks to identify companies that can handle capital with discipline, generate returns above the cost of capital, and stay focused on creating value. M&G’s long-term view attempts to take advantage of pricing deviations created by short-term investors. The advisor focuses on four areas in which investors tend to misprice returns: (1) external change, or companies benefiting from long-term structural trends; (2) internal change, or companies that are restructuring and improving capital allocation; (3) asset growth, or companies investing heavily in R&D to support innovation and sustainably high returns; and (4) quality, or companies that are well-managed and have high sustainable returns. M&G has advised a portion of the fund since the fund’s inception.

Oaktree. Founded in 1995, Oaktree is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. The portfolio managers each have over 20 years of investment experience and are supported by an analyst team focused only on emerging markets equity investing. The team’s fundamental research focuses on companies with strong cash flow generation and attractive returns on capital, seeking to purchase these companies at favorable valuations. The team emphasizes developing in-depth industry knowledge by traveling extensively to meet with company management. Oaktree has advised a portion of the fund since the fund’s inception.

31

Pzena. Founded in 1995, Pzena is an independent investment management firm that uses a classic value investment strategy in a range of domestic and international portfolios. The firm employs in-depth fundamental research to identify companies that are temporarily underperforming their long-term earnings power. Companies are purchased when Pzena judges that: (1) the company’s problems are temporary; (2) management has a viable strategy to generate earnings recovery; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena has advised a portion of the fund since the fund’s inception.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio managers allocate the assets in Wellington Management’s portion of the fund to a team of investment professionals who are primarily global industry analysts. The relative size of each analyst’s subportfolio is roughly proportional to the weight of the analyst’s coverage universe in the fund’s benchmark. This structure is designed to enable the analysts to add value through in-depth fundamental research and understanding of their respective industries. Wellington Management has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of the fund and each advisor since the fund’s inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of M&G, Oaktree, Pzena, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for M&G, Oaktree, Pzena, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

32

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447		CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7522 062017

Semiannual Report | April 30, 2017

Vanguard Alternative Strategies Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	32
Trustees Approve Advisory Arrangement.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Alternative Strategies Fund returned –1.63% during the six months ended April 30, 2017. Its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, returned 2.26%.

• The fund seeks to generate returns using a combination of five alternative strategies that are expected to have low correlation with traditional capital markets. These strategies are: long/short equity, event-driven, fixed income, currencies, and commodity-linked investments. The fund’s total return is expected to have lower volatility than that of the overall U.S. stock market.

• The biggest driver of performance during the period was our positioning in commodity-linked investments, which produced the highest losses. Our long/short and event-driven strategies were positive contributors.

• The diversification resulting from the fund’s variety of exposures helped reduce overall volatility. On an annualized basis, the volatility of the fund’s daily returns averaged 4.04%, versus 8.22% for those of the broad U.S. stock market.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard Alternative Strategies Fund	-1.63%
FTSE 3-month U.S. T-Bill Index + 4%	2.26

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

Advisor’s Report

For the six months ended April 30, 2017, Vanguard Alternative Strategies Fund returned –1.63%, trailing the performance of its benchmark, the FTSE 3-month U.S.T-Bill Index + 4%.

Investment objective and strategy

The objective of the Alternative Strategies Fund is to generate positive returns that have a low correlation with the returns of more traditional asset classes such as stocks and bonds. The fund seeks to meet its objective by using a combination of five alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities.

Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets. This should produce a portfolio with lower volatility than that of the overall U.S. stock market.

In addition, the fund can use leverage as it seeks to match the expected risk profile for each strategy. Our leverage targets are subject to internal limits. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.

The strategies the fund currently employs are:

• Long/short equity: This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

• Event-driven: This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/ acquisition deal closure) will affect the stock price of a U.S. or foreign company.

• Fixed income: This approach seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (trade easily). We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.

• Currencies: The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

• Commodity-linked investments: This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.

Investment environment

During the period, the Federal Reserve increased interest rates twice, just the second and third times it has made such a move since the financial crisis. It raised the range for the federal funds rate to 0.75%–1.00%.

The Fed’s decisions came as the U.S. economy posted mostly positive results. Fourth-quarter economic growth was in line with estimates, but GDP growth was lackluster in the first quarter of 2017 largely because of a drop-off in consumer spending. The housing and manufacturing sectors reported moderate activity, and unemployment hit 4.4%, its lowest level since 2007. Wages ticked up, and commodities, especially oil, regained some ground, fueling a rise in inflation. Given that backdrop, the Fed signaled that other hikes could be announced in the near term.

The Fed’s positive outlook on future economic expansion carried over to the U.S. stock market, where several indexes hit all-time highs. The resilient economy played a part in the rally, and strong corporate earnings and the prospect of tax reform, increased infrastructure spending, and greater deregulation contributed to a shift toward riskier assets. That sentiment tapered off toward the end of the period, however, as investors realized that the legislative agenda might take more time to materialize.

Demand was strong for corporate bonds, especially those with lower credit quality and longer maturities, which pushed their prices higher. The average yield on corporates dropped to 116 basis points

(bps) over Treasuries at the end of the period, down from 132 bps at the beginning. (A basis point is equal to one one-hundredth of a percentage point.)

There was less demand for other fixed income securities, which caused their yields to spike. Over the six months, the yield on the 10-year Treasury increased 45 bps to 2.28%, and the 30-year yield rose 37 bps to 2.95%. The yields on money market-eligible securities also rose.

Overseas, major central banks kept their monetary policies accommodative. Political uncertainty eased somewhat as voters in the Netherlands and France turned back nationalist candidates that were focused on dismantling the European Union. Stocks across Europe and Asia rose.

Successes and shortfalls

Although it’s important to understand the impact of macroeconomic factors on the markets, our process seeks to earn a positive absolute return regardless of market performance while controlling volatility. The correlations of the fund’s daily returns with the equity and bond markets were 0.12 and 0.38, respectively.

The biggest driver of performance during the period was our positioning in commodity-linked investments, which produced the fund’s biggest losses. Despite the performance of these strategies, having exposure to commodities added diversification to our portfolio and helped achieve our mandate to produce returns that are less volatile than the market.

Our fixed income and currency positions produced more modest losses, whereas our long/short and event-driven strategies aided performance.

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market. We look forward to serving our investors in the future.

Portfolio Managers:

Michael R. Roach, CFA

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity

Research and Portfolio Strategies

Vanguard Quantitative Equity Group

May 8, 2017

Alternative Strategies Fund

Fund Profile
As of April 30, 2017

Fund Characteristics
Ticker Symbol		VASFX
Total Expense Ratio[1]		0.71%
Management Expenses		0.26%
Dividend Expenses on Securities
Sold Short[2]		0.35%
Borrowing Expenses on Securities
Sold Short[2]		0.00%
Other Expenses		0.10%
Turnover Rate (Annualized)		125%
Short-Term Reserves		31.4%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	383	154
Median Market Cap	$7.0B	$4.9B
Price/Earnings Ratio	44.5x	-64.9x
Price/Book Ratio	2.8x	1.9x
Return on Equity	19.4%	7.5%
Earnings Growth
Rate	7.7%	13.0%
Foreign Holdings	7.4%	0.5%

Sector Diversification (% of equity exposure)

	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	11.6%	11.1%
Consumer Staples	5.5	1.5
Energy	2.8	18.5
Financials	12.4	18.6
Health Care	11.8	11.4
Industrials	10.5	12.7
Information Technology	18.7	10.2
Materials	11.1	9.7
Real Estate	4.6	0.6
Telecommunication Services	2.9	4.2
Utilities	8.1	1.5

1 The total expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratio was 0.86%.

2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Alternative Strategies Fund

Ten Largest Holdings1 (% of total net assets) Long Portfolio

CR Bard Inc.	Health Care
	Equipment	0.8%
VCA Inc.	Health Care Facilities	0.8
Mead Johnson Nutrition	Packaged Foods &
Co.	Meats	0.8
InvenSense Inc.	Electronic
	Components	0.8
Valspar Corp.	Specialty Chemicals	0.8
Lumos Networks Corp.	Alternative Carriers	0.7
Level 3 Communications
Inc.	Alternative Carriers	0.7
Headwaters Inc.	Construction
	Materials	0.7
CST Brands Inc.	Automotive Retail	0.7
Mobileye NV	Application Software	0.7
Top Ten		7.5%

Ten Largest Holdings1 (% of total net assets) Short Portfolio

Columbia Banking
System Inc.	Regional Banks	0.7%
Dow Chemical Co.	Diversified
	Chemicals	0.7
Sterling Bancorp	Regional Banks	0.7
Knight Transportation Inc.	Trucking	0.6
Tesoro Corp.	Oil & Gas Refining
	& Marketing	0.6
Delek US Holdings Inc.	Oil & Gas Refining
	& Marketing	0.5
CenturyLink Inc.	Integrated
	Telecommunication
	Services	0.4
Henderson Group plc	Asset Management
	& Custody Banks	0.4
Simmons First National
Corp.	Regional Banks	0.3
AT&T Inc.	Integrated
	Telecommunication
	Services	0.2
Top Ten		5.1%

1 The holdings listed exclude any temporary cash investments and equity index products.

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 11, 2015, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Alternative Strategies Fund	8/11/2015	-2.81%	3.24%

See Financial Highlights for dividend and capital gains information.

Alternative Strategies Fund

Consolidated Financial Statements (unaudited)

Consolidated Statement of Net Assets

As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (61.9%)
Consumer Discretionary (7.2%)
†	CST Brands Inc.	40,300	1,946
*	Intrawest Resorts Holdings
	Inc.	72,200	1,702
	Sky plc	117,835	1,514
	Time Warner Inc.	15,000	1,489
*	Cabela’s Inc.	27,200	1,485
*	Panera Bread Co. Class A	4,200	1,313
*	Nord Anglia Education Inc.	40,000	1,288
*	Live Nation Entertainment
	Inc.	9,188	295
*	Madison Square Garden Co.
	Class A	1,443	291
*	NVR Inc.	137	289
	McDonald’s Corp.	2,060	288
	Home Depot Inc.	1,809	282
	Pool Corp.	2,351	281
	Walt Disney Co.	2,364	273
	Comcast Corp. Class A	6,956	273
	Yum! Brands Inc.	4,100	270
	Cinemark Holdings Inc.	6,147	266
	TJX Cos. Inc.	3,322	261
	Sirius XM Holdings Inc.	52,042	258
	Omnicom Group Inc.	3,039	250
*	Liberty Media Corp-Liberty
	SiriusXM Class C	6,481	246
	Cable One Inc.	361	246
	Ross Stores Inc.	3,765	245
	Starbucks Corp.	4,000	240
	Vail Resorts Inc.	1,172	232
	Interpublic Group of Cos. Inc.	9,714	229
	Aramark	6,249	228
	Genuine Parts Co.	2,366	218
	Darden Restaurants Inc.	2,537	216
*	AutoZone Inc.	309	214
*	O’Reilly Automotive Inc.	861	214
	Lowe’s Cos. Inc.	2,414	205

	Choice Hotels International
	Inc.	3,202	201
*	Mohawk Industries Inc.	829	195
	Regal Entertainment Group
	Class A	8,599	190
	Twenty-First Century Fox Inc.	6,353	190
	Leggett & Platt Inc.	3,596	189
	NIKE Inc. Class B	3,365	186
	Service Corp. International	5,743	185
	John Wiley & Sons Inc.
	Class A	3,260	172
*	Liberty Broadband Corp.
	Class A	1,817	163
*	Liberty Broadband Corp.	1,250	114
*	Liberty Media Corp-Liberty
	SiriusXM Class A	712	27
			18,859
Consumer Staples (3.4%)
	Mead Johnson Nutrition Co.	22,700	2,014
*	Rite Aid Corp.	235,100	940
	Costco Wholesale Corp.	1,613	286
	Philip Morris International Inc.	2,444	271
	Altria Group Inc.	3,758	270
	Colgate-Palmolive Co.	3,735	269
	Coca-Cola Co.	6,203	268
	PepsiCo Inc.	2,358	267
	Estee Lauder Cos. Inc.
	Class A	3,065	267
	Pinnacle Foods Inc.	4,573	266
*	US Foods Holding Corp.	9,143	258
	Kellogg Co.	3,608	256
	Procter & Gamble Co.	2,916	255
	Clorox Co.	1,898	254
	Church & Dwight Co. Inc.	4,959	246
	Conagra Brands Inc.	6,321	245
	Kimberly-Clark Corp.	1,884	244
	Dr Pepper Snapple Group Inc.	2,603	239
	McCormick & Co. Inc.	2,378	237
	General Mills Inc.	3,720	214
	Brown-Forman Corp. Class A	4,171	200

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Constellation Brands Inc.
	Class A	1,073	185
	Sysco Corp.	3,291	174
	CVS Health Corp.	2,036	168
	JM Smucker Co.	1,299	165
	Campbell Soup Co.	2,741	158
	Walgreens Boots Alliance Inc.	1,612	139
	Kraft Heinz Co.	967	87
	Brown-Forman Corp. Class B	1,245	59
	Spectrum Brands Holdings
	Inc.	390	56
	Mondelez International Inc.
	Class A	771	35
	Wal-Mart Stores Inc.	444	33
			9,025
Energy (1.7%)
	Western Refining Inc.	51,000	1,759
	Alon USA Energy Inc.	115,770	1,400
	Phillips 66	3,329	265
	Exxon Mobil Corp.	3,201	261
	Chevron Corp.	2,440	260
	Occidental Petroleum Corp.	3,971	245
	Schlumberger Ltd.	3,239	235
	Halliburton Co.	4,518	207
			4,632
Financials (7.6%)
	Fortress Investment Group
	LLC Class A	231,800	1,864
	Pacific Continental Corp.	74,300	1,858
	Astoria Financial Corp.	85,000	1,733
*	KCG Holdings Inc. Class A	86,000	1,711
	EverBank Financial Corp.	82,400	1,607
	Janus Capital Group Inc.	78,000	1,065
	Southwest Bancorp Inc.	34,800	903
	American Financial Group
	Inc.	2,894	282
	Allstate Corp.	3,435	279
	Torchmark Corp.	3,574	274
	Aon plc	2,251	270
	Arthur J Gallagher & Co.	4,787	267
	Chubb Ltd.	1,923	264
	Starwood Property Trust Inc.	11,603	263
	Old Republic International
	Corp.	12,716	263
	Marsh & McLennan Cos. Inc.	3,542	263
	Axis Capital Holdings Ltd.	3,983	262
	Loews Corp.	5,602	261
*	Berkshire Hathaway Inc.
	Class B	1,572	260
	RenaissanceRe Holdings Ltd.	1,805	257
	White Mountains Insurance
	Group Ltd.	298	256
	Hanover Insurance Group Inc.	2,872	254
*	Alleghany Corp.	413	252

	Reinsurance Group of
	America Inc. Class A	2,017	252
	WR Berkley Corp.	3,709	252
	Thomson Reuters Corp.	5,474	249
*	Markel Corp.	256	248
	Aflac Inc.	3,307	248
	CME Group Inc.	2,074	241
	Validus Holdings Ltd.	4,354	241
	US Bancorp	4,583	235
	Commerce Bancshares Inc.	4,239	233
	Nasdaq Inc.	3,328	229
	American International
	Group Inc.	3,742	228
	ProAssurance Corp.	3,659	227
	Everest Re Group Ltd.	874	220
*	Arch Capital Group Ltd.	2,224	216
	Brown & Brown Inc.	4,758	204
	Erie Indemnity Co. Class A	1,643	203
	CBOE Holdings Inc.	2,431	200
	Annaly Capital Management
	Inc.	16,405	194
	Progressive Corp.	4,764	189
	AGNC Investment Corp.	8,747	184
	Travelers Cos. Inc.	1,391	169
	Morningstar Inc.	2,224	163
	TFS Financial Corp.	9,278	153
	First American Financial
	Corp.	3,184	138
	MSCI Inc. Class A	370	37
			20,121
Health Care (7.3%)
	CR Bard Inc.	6,650	2,045
*	VCA Inc.	22,000	2,014
	Actelion Ltd.	6,400	1,710
*	Alere Inc.	32,900	1,618
	STADA Arzneimittel AG	20,000	1,417
	Biotest AG	31,650	966
*	Akorn Inc.	15,000	502
	Quest Diagnostics Inc.	2,808	296
*	Mettler-Toledo International
	Inc.	566	291
*	Bio-Rad Laboratories Inc.
	Class A	1,321	288
*	Varian Medical Systems Inc.	3,162	287
	Baxter International Inc.	5,112	285
	Cooper Cos. Inc.	1,397	280
	West Pharmaceutical
	Services Inc.	3,035	279
	Stryker Corp.	2,041	278
*	Intuitive Surgical Inc.	328	274
	UnitedHealth Group Inc.	1,554	272
	Becton Dickinson and Co.	1,428	267
	Johnson & Johnson	2,130	263
	Anthem Inc.	1,477	263
	Medtronic plc	3,097	257

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Zoetis Inc.	4,566	256
	Danaher Corp.	3,063	255
*	Waters Corp.	1,499	255
	Aetna Inc.	1,885	255
*	DaVita Inc.	3,597	248
	Thermo Fisher Scientific Inc.	1,494	247
	Pfizer Inc.	7,016	238
	Merck & Co. Inc.	3,808	237
	Agilent Technologies Inc.	4,110	226
*	Henry Schein Inc.	1,274	221
*	HCA Holdings Inc.	2,456	207
*	Boston Scientific Corp.	7,551	199
*	Laboratory Corp. of America
	Holdings	1,375	193
	Dentsply Sirona Inc.	3,006	190
	PerkinElmer Inc.	3,195	190
	ResMed Inc.	2,745	187
	Bio-Techne Corp.	1,729	185
	Abbott Laboratories	4,193	183
*	Quintiles IMS Holdings Inc.	2,149	181
*	VWR Corp.	6,326	179
	Cardinal Health Inc.	1,911	139
*	MEDNAX Inc.	2,253	136
*	Express Scripts Holding Co.	2,061	126
*	Cerner Corp.	1,802	117
	Universal Health Services Inc.
	Class B	960	116
*	Premier Inc. Class A	1,499	51
			19,169
Industrials (6.5%)
*	Swift Transportation Co.	63,000	1,549
	Spotless Group Holdings
	Ltd.	1,750,000	1,414
*	LMI Aerospace Inc.	90,000	1,248
	Zodiac Aerospace	50,200	1,219
	Haldex AB	60,000	805
*	CWT Ltd.	445,100	730
*	TRC Cos. Inc.	34,106	597
	Rollins Inc.	7,412	288
	Rockwell Collins Inc.	2,723	283
	Toro Co.	4,323	281
	United Technologies Corp.	2,335	278
	Honeywell International Inc.	2,091	274
	3M Co.	1,397	274
	Illinois Tool Works Inc.	1,978	273
	General Dynamics Corp.	1,403	272
	Republic Services Inc.
	Class A	4,303	271
	Northrop Grumman Corp.	1,101	271
	Allegion plc	3,442	271
*	Verisk Analytics Inc. Class A	3,229	267
	IDEX Corp.	2,540	266
	Stanley Black & Decker Inc.	1,949	265
	Lockheed Martin Corp.	979	264
	Waste Management Inc.	3,593	262

	Expeditors International of
	Washington Inc.	4,638	260
	General Electric Co.	8,792	255
	Raytheon Co.	1,595	248
	Hubbell Inc. Class B	2,182	247
	CH Robinson Worldwide Inc.	3,390	246
	Equifax Inc.	1,816	246
	BWX Technologies Inc.	4,991	245
	United Parcel Service Inc.
	Class B	2,280	245
	KAR Auction Services Inc.	5,506	240
	Snap-on Inc.	1,429	239
	Cintas Corp.	1,894	232
*	Copart Inc.	7,444	230
	Landstar System Inc.	2,682	229
	Huntington Ingalls Industries
	Inc.	1,119	225
	Watsco Inc.	1,609	223
	Roper Technologies Inc.	1,013	222
	Carlisle Cos. Inc.	2,081	211
	Boeing Co.	1,125	208
	Xylem Inc.	3,919	201
	Nielsen Holdings plc	4,436	182
	JB Hunt Transport Services
	Inc.	2,013	181
	AMETEK Inc.	3,081	176
	MSC Industrial Direct Co. Inc.
	Class A	1,731	155
	Lennox International Inc.	432	71
	Fortive Corp.	712	45
			17,184
Information Technology (11.6%)
*	InvenSense Inc.	154,300	1,984
*	Mobileye NV	31,400	1,944
	Brocade Communications
	Systems Inc.	153,300	1,927
*	NXP Semiconductors NV	17,200	1,819
*	MoneyGram International
	Inc.	102,100	1,818
*	NeuStar Inc. Class A	54,300	1,803
*	Xcerra Corp.	175,500	1,720
	DH Corp.	91,000	1,693
*	Ultratech Inc.	52,800	1,611
*	Lattice Semiconductor
	Corp.	198,600	1,362
*	Exar Corp.	100,100	1,302
	MOCON Inc.	27,361	817
*	TIO Networks Corp.	300,000	730
*	RetailMeNot Inc.	50,200	582
*	Synopsys Inc.	3,957	292
	Corning Inc.	10,070	291
	KLA-Tencor Corp.	2,893	284
	Intuit Inc.	2,259	283
*	ANSYS Inc.	2,566	283
	Oracle Corp.	6,112	275

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Jack Henry & Associates Inc.	2,814	273
	Amphenol Corp. Class A	3,761	272
*	Adobe Systems Inc.	2,027	271
	Mastercard Inc. Class A	2,329	271
	Broadridge Financial Solutions
	Inc.	3,855	270
	Visa Inc. Class A	2,948	269
	Accenture plc Class A	2,185	265
*	Fiserv Inc.	2,218	264
	Fidelity National Information
	Services Inc.	3,134	264
	Amdocs Ltd.	4,292	263
	CA Inc.	7,959	261
	Automatic Data Processing
	Inc.	2,458	257
	Analog Devices Inc.	3,366	257
	Genpact Ltd.	10,375	253
	Apple Inc.	1,726	248
	Paychex Inc.	4,128	245
	Intel Corp.	6,759	244
	Texas Instruments Inc.	3,061	242
	Harris Corp.	2,126	238
	International Business
	Machines Corp.	1,440	231
	National Instruments Corp.	6,592	230
	Microsoft Corp.	3,350	229
*	Alphabet Inc. Class A	239	221
	Booz Allen Hamilton Holding
	Corp. Class A	6,122	220
*	Vantiv Inc. Class A	3,438	213
	CDK Global Inc.	3,252	211
*	CoreLogic Inc.	4,813	206
	FLIR Systems Inc.	5,174	190
	DST Systems Inc.	1,533	189
	Western Union Co.	8,834	175
*	Cadence Design Systems Inc.	3,788	123
*	VeriSign Inc.	1,349	120
	Avnet Inc.	2,698	104
*	Alphabet Inc. Class C	58	53
			30,462
Materials (6.9%)
†	Valspar Corp.	17,600	1,979
†,*	Headwaters Inc.	82,000	1,948
	Monsanto Co.	16,100	1,877
†	EI du Pont de Nemours &
	Co.	23,100	1,842
*	Syngenta AG	3,900	1,812
*	Stillwater Mining Co.	99,200	1,784
*	Multi Packaging Solutions
	International Ltd.	95,800	1,720
	Canam Group Inc.	40,000	357
	NewMarket Corp.	597	281
*	Axalta Coating Systems Ltd.	8,950	281
	Praxair Inc.	2,209	276
	AptarGroup Inc.	3,411	274

	Ecolab Inc.	2,100	271
	Eastman Chemical Co.	3,250	259
	Sonoco Products Co.	4,951	259
*	Crown Holdings Inc.	4,594	258
	Avery Dennison Corp.	3,055	254
	Scotts Miracle-Gro Co.	2,595	251
	Air Products & Chemicals Inc.	1,699	239
	Silgan Holdings Inc.	3,813	231
	Sherwin-Williams Co.	598	200
	International Flavors &
	Fragrances Inc.	1,420	197
	PPG Industries Inc.	1,716	188
	Ball Corp.	2,442	188
	Ashland Global Holdings Inc.	1,484	183
	RPM International Inc.	3,472	183
	WR Grace & Co.	2,525	176
	Bemis Co. Inc.	3,704	166
	Compass Minerals
	International Inc.	2,263	149
			18,083
Other (0.0%)
*	Dyax Corp CVR Exp.
	12/31/2019	28,700	32

Real Estate (2.9%)
	Silver Bay Realty Trust Corp.	80,100	1,716
*	Goldin Properties Holdings
	Ltd.	300,000	326
*	Equity Commonwealth	8,392	268
	Equinix Inc.	631	264
	AvalonBay Communities Inc.	1,336	254
	Federal Realty Investment
	Trust	1,933	253
	Mid-America Apartment
	Communities Inc.	2,528	251
	Sun Communities Inc.	2,972	248
	Duke Realty Corp.	8,696	241
	Apple Hospitality REIT Inc.	12,839	240
	Crown Castle International
	Corp.	2,523	239
	Equity Residential	3,694	238
	Camden Property Trust	2,838	234
	Highwoods Properties Inc.	4,560	232
	Boston Properties Inc.	1,744	221
	Weingarten Realty Investors	6,097	200
	STORE Capital Corp.	8,064	193
	DCT Industrial Trust Inc.	3,793	192
	Simon Property Group Inc.	1,148	190
	Equity LifeStyle Properties
	Inc.	2,293	185
	Macerich Co.	2,939	183
	Empire State Realty Trust Inc.	8,657	180
	Healthcare Trust of America
	Inc. Class A	5,477	175
	Kimco Realty Corp.	8,209	167

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	WP Carey Inc.	2,493	156
	Regency Centers Corp.	2,226	141
	Vornado Realty Trust	1,247	120
	Lamar Advertising Co.
	Class A	1,583	114
	Taubman Centers Inc.	1,467	92
	Piedmont Office Realty Trust
	Inc. Class A	1,588	35
			7,548
Telecommunication Services (1.8%)
*	Lumos Networks Corp.	109,554	1,962
*	Level 3 Communications
	Inc.	32,200	1,957
*	T-Mobile US Inc.	4,228	284
	AT&T Inc.	5,852	232
	Verizon Communications Inc.	4,572	210
*	Zayo Group Holdings Inc.	1,248	44
			4,689
Utilities (5.0%)
*	TerraForm Global Inc.
	Class A	380,000	1,805
	WGL Holdings Inc.	20,200	1,666
	Westar Energy Inc. Class A	29,700	1,545
	DUET Group	600,000	1,356
	Gas Natural Inc.	80,000	1,000
	DTE Energy Co.	2,566	268
	Hawaiian Electric Industries
	Inc.	7,961	267
	UGI Corp.	5,253	263
	PPL Corp.	6,874	262
	Xcel Energy Inc.	5,777	260
	Public Service Enterprise
	Group Inc.	5,676	250
	Dominion Resources Inc.	3,200	248
	Sempra Energy	2,140	242
	Southern Co.	4,633	231
	CMS Energy Corp.	4,403	200
	Edison International	2,497	200
	Pinnacle West Capital Corp.	2,316	197
	Atmos Energy Corp.	2,429	197
	Ameren Corp.	3,500	191
	Alliant Energy Corp.	4,860	191
	PG&E Corp.	2,801	188
	NextEra Energy Inc.	1,382	185
	WEC Energy Group Inc.	3,045	184
	American Water Works Co.
	Inc.	2,309	184
	Duke Energy Corp.	2,152	177
	Consolidated Edison Inc.	2,239	177
	American Electric Power Co.
	Inc.	2,591	176
	Eversource Energy	2,925	174
	Aqua America Inc.	5,158	171
	Great Plains Energy Inc.	5,567	165

	Entergy Corp.	2,138	163
	SCANA Corp.	2,393	159
	Avangrid Inc.	2,317	101
	Vectren Corp.	1,328	79
	NiSource Inc.	1,259	30
	MDU Resources Group Inc.	960	26
			13,178
Total Common Stocks—
Long Positions (Cost $154,581)			162,982
Common Stocks Sold Short (-19.0%)
Consumer Discretionary (-2.1%)
	Wynn Resorts Ltd.	(2,515)	(309)
	Gap Inc.	(10,892)	(286)
*	Under Armour Inc.	(14,317)	(278)
	Tribune Media Co. Class A	(7,540)	(276)
	BorgWarner Inc.	(6,476)	(274)
	Signet Jewelers Ltd.	(4,093)	(270)
*	Netflix Inc.	(1,762)	(268)
*	Groupon Inc. Class A	(67,688)	(265)
	Viacom Inc. Class B	(6,182)	(263)
	Macy’s Inc.	(8,839)	(258)
*	Lions Gate Entertainment
	Corp. Class A	(9,864)	(258)
	Kohl’s Corp.	(6,581)	(257)
*	Skechers U.S.A. Inc.
	Class A	(10,140)	(256)
*	Urban Outfitters Inc.	(11,027)	(252)
*	Vista Outdoor Inc.	(12,867)	(252)
	Dillard’s Inc. Class A	(4,410)	(244)
	Clear Channel Outdoor
	Holdings Inc. Class A	(45,628)	(235)
	Ralph Lauren Corp. Class A	(2,814)	(227)
	Penske Automotive Group
	Inc.	(4,715)	(225)
*	Michael Kors Holdings Ltd.	(5,687)	(212)
*	TripAdvisor Inc.	(4,705)	(212)
*	Kate Spade & Co.	(12,000)	(209)
			(5,586)
Consumer Staples (-0.3%)
*	Hain Celestial Group Inc.	(7,357)	(272)
*	Sprouts Farmers Market
	Inc.	(11,332)	(253)
	Nu Skin Enterprises Inc.
	Class A	(3,869)	(214)
			(739)
Energy (-3.5%)
	Tesoro Corp.	(19,008)	(1,515)
	Delek US Holdings Inc.	(58,347)	(1,404)
	SM Energy Co.	(11,998)	(271)
	Marathon Oil Corp.	(17,885)	(266)
*	Southwestern Energy Co.	(35,275)	(265)
	Williams Cos. Inc.	(8,630)	(264)
	Murphy Oil Corp.	(10,080)	(264)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	PBF Energy Inc. Class A	(11,818)	(264)
*	CONSOL Energy Inc.	(17,175)	(261)
*	Rowan Cos. plc Class A	(18,498)	(260)
*	Energen Corp.	(4,958)	(258)
*	WPX Energy Inc.	(21,523)	(257)
*	Kosmos Energy Ltd.	(42,393)	(255)
*	Whiting Petroleum Corp.	(30,465)	(253)
	Ensco plc Class A	(31,980)	(252)
*	Cheniere Energy Inc.	(5,534)	(251)
*	Weatherford International
	plc	(43,338)	(250)
	Range Resources Corp.	(9,424)	(250)
	HollyFrontier Corp.	(8,821)	(248)
*	Rice Energy Inc.	(11,657)	(248)
*	Continental Resources Inc.	(5,759)	(244)
*	Laredo Petroleum Inc.	(18,821)	(242)
*	Superior Energy Services
	Inc.	(19,840)	(240)
	Nabors Industries Ltd.	(21,069)	(218)
	Devon Energy Corp.	(5,146)	(203)
	Noble Corp. plc	(38,966)	(187)
	Patterson-UTI Energy Inc.	(8,575)	(185)
*	Newfield Exploration Co.	(5,000)	(173)
*	Gulfport Energy Corp.	(1,681)	(27)
			(9,275)
Financials (-3.5%)
	Columbia Banking System
	Inc.	(47,774)	(1,888)
	Sterling Bancorp	(74,375)	(1,729)
	Henderson Group plc	(368,082)	(1,101)
	Simmons First National
	Corp. Class A	(13,582)	(742)
*	Donnelley Financial
	Solutions Inc.	(13,582)	(302)
	Invesco Ltd.	(8,925)	(294)
	LPL Financial Holdings Inc.	(6,941)	(292)
*	SLM Corp.	(21,709)	(272)
	Navient Corp.	(17,751)	(270)
*	SVB Financial Group	(1,525)	(268)
*	Santander Consumer USA
	Holdings Inc.	(20,032)	(255)
*	OneMain Holdings Inc.
	Class A	(10,543)	(246)
	Artisan Partners Asset
	Management Inc. Class A	(7,978)	(234)
*	E*TRADE Financial Corp.	(6,443)	(223)
	Charles Schwab Corp.	(5,665)	(220)
	Lincoln National Corp.	(3,069)	(202)
	Lazard Ltd. Class A	(4,419)	(190)
	Legg Mason Inc.	(4,576)	(171)
	Affiliated Managers Group
	Inc.	(993)	(164)
	TD Ameritrade Holding Corp.	(4,111)	(157)
	Voya Financial Inc.	(2,993)	(112)
			(9,332)

Health Care (-2.2%)
	Becton Dickinson and Co.	(3,376)	(631)
*	Ionis Pharmaceuticals Inc.	(7,043)	(339)
*	Neurocrine Biosciences Inc.	(6,051)	(323)
*	Vertex Pharmaceuticals Inc.	(2,592)	(307)
*	Illumina Inc.	(1,600)	(296)
*	Edwards Lifesciences Corp.	(2,658)	(291)
*	Seattle Genetics Inc.	(4,214)	(288)
*	Endo International plc	(24,617)	(280)
	Perrigo Co. plc	(3,766)	(278)
*	Mallinckrodt plc	(5,879)	(276)
*	Regeneron Pharmaceuticals
	Inc.	(697)	(271)
*	Alkermes plc	(4,607)	(268)
*	Incyte Corp.	(2,090)	(260)
*	DexCom Inc.	(3,330)	(260)
*	BioMarin Pharmaceutical
	Inc.	(2,707)	(259)
*	Tenet Healthcare Corp.	(16,273)	(255)
*	Brookdale Senior Living Inc.	(19,508)	(253)
*	Alnylam Pharmaceuticals
	Inc.	(4,655)	(250)
*	Alexion Pharmaceuticals Inc.	(1,443)	(184)
*	Biogen Inc.	(596)	(162)
			(5,731)
Industrials (-2.4%)
	Knight Transportation Inc.	(45,360)	(1,556)
	Terex Corp.	(9,042)	(316)
	LSC Communications Inc.	(11,455)	(296)
	Copa Holdings SA Class A	(2,444)	(284)
	American Airlines Group Inc.	(6,657)	(284)
*	United Continental Holdings
	Inc.	(4,012)	(282)
	Chicago Bridge & Iron Co.
	NV	(9,340)	(281)
*	Avis Budget Group Inc.	(9,162)	(279)
	Trinity Industries Inc.	(10,356)	(279)
*	Colfax Corp.	(6,841)	(277)
	Arconic Inc.	(9,945)	(272)
	RR Donnelley & Sons Co.	(21,533)	(271)
	KBR Inc.	(19,175)	(269)
*	AECOM	(7,795)	(267)
*	Herc Holdings Inc.	(5,812)	(264)
*	Spirit Airlines Inc.	(4,473)	(256)
*	Hertz Global Holdings Inc.	(14,937)	(246)
*	United Rentals Inc.	(2,232)	(245)
*	JetBlue Airways Corp.	(5,865)	(128)
			(6,352)
Information Technology (-2.0%)
*	Veeco Instruments Inc.	(14,124)	(466)
	Western Digital Corp.	(3,430)	(306)
*	Square Inc.	(16,531)	(302)
*	Zebra Technologies Corp.	(3,128)	(295)
*	Twitter Inc.	(17,525)	(289)
*	DXC Technology Co.	(3,797)	(286)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	FireEye Inc.	(22,855)	(286)
*	Tableau Software Inc.
	Class A	(5,278)	(283)
*	Yelp Inc. Class A	(8,000)	(283)
*	Workday Inc. Class A	(3,139)	(274)
	Skyworks Solutions Inc.	(2,700)	(269)
	NVIDIA Corp.	(2,565)	(268)
*	VeriFone Systems Inc.	(13,988)	(259)
*	Micron Technology Inc.	(9,356)	(259)
*	First Data Corp. Class A	(16,506)	(258)
*	Palo Alto Networks Inc.	(2,325)	(252)
*	ON Semiconductor Corp.	(17,656)	(250)
*	Cree Inc.	(9,803)	(215)
*	Zynga Inc. Class A	(12,127)	(35)
			(5,135)
Materials (-1.8%)
	Dow Chemical Co.	(29,614)	(1,860)
*	Platform Specialty
	Products Corp.	(21,542)	(305)
	Huntsman Corp.	(11,744)	(291)
*	AdvanSix Inc.	(10,340)	(282)
	Royal Gold Inc.	(3,941)	(278)
	Newmont Mining Corp.	(7,949)	(269)
*	Freeport-McMoRan Inc.	(20,889)	(266)
	Steel Dynamics Inc.	(7,112)	(257)
*	Alcoa Corp.	(7,616)	(257)
	CF Industries Holdings Inc.	(9,190)	(246)
	Tahoe Resources Inc.	(25,945)	(209)
	United States Steel Corp.	(7,773)	(173)
	Mosaic Co.	(5,481)	(148)
			(4,841)
Real Estate (-0.1%)
	CoreCivic Inc.	(8,496)	(293)

Telecommunication Services (-0.8%)
	CenturyLink Inc.	(46,000)	(1,181)
	AT&T Inc.	(16,229)	(643)
*	Sprint Corp.	(30,184)	(272)
			(2,096)
Utilities (-0.3%)
	Great Plains Energy Inc.	(9,349)	(277)
	NRG Energy Inc.	(15,412)	(260)
*	Calpine Corp.	(18,801)	(192)
			(729)
Total Common Stocks Sold Short
(Proceeds $49,419)			(50,109)
Temporary Cash Investments (30.9%)
Money Market Fund (28.1%)
1	Vanguard Market
	Liquidity Fund,
	1.034%	741,376	74,152

U.S. Government and Agency Obligations (2.8%)
2	United States Treasury Bill,
	0.501%–0.567%, 5/4/17	700	700
2	United States Treasury Bill,
	0.521%–0.731%, 5/11/17	1,000	1,000
[2,3]	United States Treasury Bill,
	0.557%–0.618%, 5/25/17	1,400	1,399
3	United States Treasury Bill,
	0.597%, 5/25/17	820	819
3	United States Treasury Bill,
	0.521%–0.713%, 6/1/17	500	500
[2,3]	United States Treasury Bill,
	0.551%, 6/8/17	300	300
[2,3]	United States Treasury Bill,
	0.561%, 6/15/17	900	899
[2,3]	United States Treasury Bill,
	0.593%, 7/13/17	200	200
[2,3]	United States Treasury Bill,
	0.602%, 7/20/17	1,300	1,298
	United States Treasury Bill,
	0.602%, 7/20/17	200	200
			7,315
Total Temporary Cash Investments
(Cost $81,460)			81,467
†,4Other Assets and Liabilities—
Net (26.2%)			68,933
Net Assets (100%)
Applicable to 13,032,875 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			263,273
Net Asset Value Per Share			$20.20

Alternative Strategies Fund

Amount
($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers	170,297
Affiliated Vanguard Funds	74,152
Total Long Positions	244,449
Investment in Vanguard	20
†Cash Segregated for Short Positions	64,904
Receivables for Investment Securities
Sold	458
Receivables for Accrued Income	121
Receivables for Capital Shares Issued	171
Other Assets [4]	12,003
Total Assets	322,126
Liabilities
Securities Sold Short, at Value	50,109
Payables for Investment Securities
Purchased	5,602
Payables to Vanguard	72
Other Liabilities	3,070
Total Liabilities	58,853
Net Assets	263,273

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	263,192
Overdistributed Net Investment Income	(7,163)
Accumulated Net Realized Gains	1,517
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	8,408
Investment Securities Sold Short	(690)
Futures Contracts	96
Forward Currency Contracts	(2,132)
Foreign Currencies	45
Net Assets	263,273

• See Note A in Notes to Financial Statements.
† Long security positions with a value of $7,243,000 and cash of $64,904,000 are held in segregated accounts at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
3 Securities with a value of $4,716,000 have been segregated as initial margin for open futures contracts.
4 Cash of $2,220,000 has been segregated as initial margin for open forward currency contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1]	1,532
Interest[2]	288
Total Income	1,820
Expenses
The Vanguard Group—Note B
Investment Advisory Fees	142
Management and Administrative	233
Marketing and Distribution	24
Custodian Fees	37
Shareholders’ Reports	2
Trustees’ Fees and Expenses	6
Dividend Expense on Securities Sold Short	609
Total Expenses	1,053
Net Investment Income (Loss)	767
Realized Net Gain (Loss)
Investment Securities—Long Positions[2]	3,438
Investment Securities Sold Short	(2,556)
Futures Contracts	(9,843)
Foreign Currencies and Forward Currency Contracts	1,758
Realized Net Gain (Loss)	(7,203)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	7,841
Investment Securities Sold Short	(2,683)
Futures Contracts	641
Foreign Currencies and Forward Currency Contracts	(3,195)
Change in Unrealized Appreciation (Depreciation)	2,604
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,832)

1 Dividends are net of foreign withholding taxes of $35,000.

2 Interest income and realized net gain (loss) from an affiliated company of the fund were $198,000 and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	767	886
Realized Net Gain (Loss)	(7,203)	8,396
Change in Unrealized Appreciation (Depreciation)	2,604	(1,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,832)	8,227
Distributions
Net Investment Income	(1,072)	(746)
Realized Capital Gain[1]	(7,416)	—
Total Distributions	(8,488)	(746)
Capital Share Transactions
Issued	31,956	81,010
Issued in Lieu of Cash Distributions	8,488	746
Redeemed	(232)	(12,647)
Net Increase (Decrease) from Capital Share Transactions	40,212	69,109
Total Increase (Decrease)	27,892	76,590
Net Assets
Beginning of Period	235,381	158,791
End of Period[2]	263,273	235,381

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,390,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($7,163,000) and $1,966,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Financial Highlights

	Six Months	Year	Aug. 11,
	Ended	Ended	2015[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$21.28	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	. 063 [2]	.106	.004
Net Realized and Unrealized Gain (Loss) on Investments	(.407)	1.039	.226
Total from Investment Operations	(.344)	1.145	.230
Distributions
Dividends from Net Investment Income	(.093)	(.095)	—
Distributions from Realized Capital Gains	(.643)	—	—
Total Distributions	(.736)	(.095)	—
Net Asset Value, End of Period	$20.20	$21.28	$20.23

Total Return[3]	-1.63%	5.68%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$263	$235	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[4]	0.86%	0.71%	0.73%[5]
Net of Dividend and Borrowing Expense on Securities Sold Short	0.36%	0.36%	0.36%[5]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%	0.50%	0.09%[5]
Portfolio Turnover Rate	125%	120%	25%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes 2017 dividend and borrowing expense on securities sold short of 0.50% and 0.00%, respectively. Includes 2016 dividend and borrowing expense on securities sold short of 0.35% and 0.00%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 0.34% and 0.03%, respectively.
5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of April 30, 2017, the fund held $14,229,000 in the subsidiary, representing 5% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	14,966
Total Liabilities	(737)
Net Assets	14,229
Net Investment Income (Loss)	(30)
Realized Net Gain (Loss)	(7,756)
Change in Unrealized Appreciation (Depreciation)	(335)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,121)

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations

Alternative Strategies Fund

in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The primary risk associated with the use of commodity futures contracts is the chance the fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses. The fund also uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 105% and 17% of net assets, respectively.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has

Alternative Strategies Fund

pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended April 30, 2017, the fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will generally distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Alternative Strategies Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $20,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Alternative Strategies Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—Long Positions	149,681	13,269	32
Common Stocks Sold Short	(49,008)	(1,101)	—
Temporary Cash Investments	74,152	7,315	—
Futures Contracts—Assets[1]	374	—	—
Futures Contracts—Liabilities[1]	(773)	—	—
Forward Currency Contracts—Assets	—	165	—
Forward Currency Contracts—Liabilities	—	(2,297)	—
Total	174,426	17,351	32
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2017, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

			Foreign
	Commodity	Interest Rate	Exchange
Statement of Assets	Contracts	Contracts	Contracts	Total
and Liabilities Caption	($000)	($000)	($000)	($000)
Other Assets	353	21	165	539
Other Liabilities	(737)	(36)	(2,297)	(3,070)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2017, were:

			Foreign
	Commodity	Interest Rate	Exchange
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(7,756)	(2,087)	—	(9,843)
Forward Currency Contracts	—	—	2,031	2,031
Realized Net Gain (Loss) on Derivatives	(7,756)	(2,087)	2,031	(7,812)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(333)	974	—	641
Forward Currency Contracts	—	—	(3,301)	(3,301)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(333)	974	(3,301)	(2,660)

Alternative Strategies Fund

At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	June 2017	760	164,623	11
5-Year U.S. Treasury Note	June 2017	329	38,956	130
10-Year U.S. Treasury Note	June 2017	201	25,269	166
Feeder Cattle[1]	May 2017	(55)	(4,112)	(344)
Live Cattle[1]	June 2017	82	4,068	499
LME Tin[1]	June 2017	39	3,890	29
Cotton No. 2[1]	July 2017	(98)	(3,864)	(124)
Copper[1]	July 2017	(58)	(3,781)	(41)
LME Lead[1]	June 2017	67	3,769	(6)
Soybean[1]	July 2017	78	3,729	(42)
Soybean Meal[1]	July 2017	117	3,695	(13)
KC Hard Red Winter Wheat[1]	July 2017	(169)	(3,695)	44
Corn[1]	July 2017	(199)	(3,647)	89
Wheat[1]	July 2017	(168)	(3,631)	115
Sugar #11[1]	July 2017	198	3,577	(191)
Coffee[1]	July 2017	(71)	(3,552)	304
Cocoa[1]	July 2017	(192)	(3,535)	190
WTI Crude Oil[1]	May 2017	70	3,453	(305)
RBOB Gasoline[1]	May 2017	51	3,316	(415)
				96
1 Security is owned by the subsidiary.

Alternative Strategies Fund

At April 30, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Singapore dollar and Hong Kong dollar contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	5/8/17	CAD	42,319	USD	31,602	(597)
Bank of America, N.A.	5/8/17	AUD	41,487	USD	31,576	(515)
Bank of America, N.A.	5/8/17	NOK	261,364	USD	30,482	(38)
Bank of America, N.A.	5/8/17	EUR	1,185	USD	1,258	34
Bank of America, N.A.	5/8/17	USD	35,231	EUR	32,981	(711)
Bank of America, N.A.	5/8/17	USD	31,303	SEK	278,962	(206)
Bank of America, N.A.	5/8/17	USD	30,496	CHF	30,506	(180)
Bank of America, N.A.	5/8/17	USD	3,940	AUD	5,186	57
Bank of America, N.A.	5/8/17	USD	3,680	CAD	4,924	72
Bank of America, N.A.	5/8/17	USD	1,393	GBP	1,114	(50)
Bank of America, N.A.	5/8/17	USD	1,220	SGD	1,704	—
Bank of America, N.A.	5/8/17	USD	488	SGD	682	1
Bank of America, N.A.	5/8/17	USD	360	CAD	492	—
Bank of America, N.A.	5/8/17	USD	311	HKD	2,415	1
						(2,132)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
NOK—Norwegian krone.
SEK—Swedish krona.
SGD—Singapore dollar.
USD—U.S. dollar.

Alternative Strategies Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated Consolidated			Statement of Assets		Net
	Statement of Statement of		Net Amount		and Liabilities	Exposure [3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to
Offsetting Arrangements,
by Counterparty
Bank of America, N.A.	165	(2,297)	(2,132)	2,220	—	—
Exchange—Traded Commodity
Futures Contracts	353	(737)	(384)	3,596	—	—
Exchange—Traded Interest Rate
Futures Contracts	21	(36)	(15)	1,120	—	—
Total	539	(3,070)	(2,531)	6,936	—	—

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

2 Securities or other assets pledged as collateral are noted in the Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Assets and Liabilities.

3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open forward currency contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2017, the fund realized net foreign currency losses of $273,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

During the period, the fund reclassified $9,886,000 from accumulated net realized gains to overdistributed net investment income and paid-in capital in the amounts of $8,551,000 and $1,335,000, respectively. The reclassifications are attributable to the characterization of income (losses) from the subsidiary for tax purposes.

Alternative Strategies Fund

At April 30, 2017, the cost of long security positions for tax purposes was $236,062,000. Net unrealized appreciation of long security positions for tax purposes was $8,387,000, consisting of unrealized gains of $11,498,000 on securities that had risen in value since their purchase and $3,111,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $706,000, consisting of unrealized gains of $3,718,000 on securities that had fallen in value since their purchase and $4,424,000 in unrealized losses on securities that had risen in value since their purchase.

F. During the six months ended April 30, 2017, the fund purchased $122,395,000 of investment securities and sold $98,196,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $23,722,000 and $26,608,000, respectively.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	Shares	Shares
	(000)	(000)
Issued	1,566	3,774
Issued in Lieu of Cash Distributions	418	36
Redeemed	(11)	(599)
Net Increase (Decrease) in Shares Outstanding	1,973	3,211

At April 30, 2017, Vanguard Managed Payout Fund was the record or beneficial owner of 85% of the fund’s net assets.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Alternative Strategies Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return	$1,000.00	$983.65	$4.23
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.53	4.31

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.86%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Alternative Strategies Fund has renewed the fund’s advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2015 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12982 062017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2017

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.